EXHIBIT 10(at)

PLAN DOCUMENT

AND

SUMMARY PLAN DESCRIPTION

FOR

NATIONAL WESTERN LIFE
INSURANCE COMPANY

NATIONAL WESTERN LIFE INSURANCE COMPANY EMPLOYEE HEALTH PLAN

It is the intention of the Plan sponsor, National Western Life Insurance Company, to hereby amend and restate the National Western Life Insurance Company Employee Health Plan, a program of benefits constituting a self-funded "Employee Welfare Benefit Plan" under the Employee Retirement Income Security Act of 1974 (ERISA) and any amendments thereto.

IN WITNESS WHEREOF, the Plan Sponsor has executed, and the Claims Administrator has acknowledged, this Plan Document as of the Plan effective date shown herein.

Original effective date of the Plan: November 1, 1993; as hereby amended and restated effective:
April 1, 2004.

/S/Carol Jackson	/S/Kathy Enochs

Date	Date
For Plan Sponsor:	For Claims Administrator:
Carol Jackson, Vice President Human Resources	Kathy Enochs, Chief Operating Officer
National Western Life Insurance Company	Group & Pension Administrators, Inc.

TABLE OF CONTENTS

		PAGE

GENERAL INFORMATION		3
INTRODUCTION		4-7
STATEMENT OF ERISA RIGHTS		8-9
SCHEDULE OF BENEFITS		10-15
OUT-OF-AREA-BENEFIT		16
PRESCRIPTION DRUG PLAN		17-19
UTILIZATION REVIEW (UR) PROGRAM		20
CASE MANAGEMENT		21
NEWBORNS' AND MOTHERS' HEALTH PROTECTION ACT		21
VOLUNTARY SECOND SURGICAL OPINION		21
PRE-EXISTING CONDITION EXCLUSION LIMITATION		22
PORTABILITY AND CREDITABLE COVERAGE		23
COMPREHENSIVE MEDICAL BENEFITS		24-26
MAJOR MEDICAL EXPENSE BENEFITS		27-32
MAJOR MEDICAL PLAN EXCLUSIONS AND LIMITATIONS		33-36
ORGAN TRANSPLANT PROGRAM		37-39
COORDINATION OF BENEFITS		40
COORDINATION PROCEDURES		41
COORDINATION WITH MEDICARE		42
COORDINATION WITH AUTOMOBILE INSURANCE COVERAGE		42-43
SUBROGATION		44-45
CLAIM FILING PROCEDURES		46-49
GENERAL PROVISIONS		50-52
ELIGIBILITY FOR COVERAGE		53-54
QUALIFIED MEDICAL CHILD SUPPORT ORDERS/PLACEMENT FOR ADOPTION		55
EFFECTIVE DATE OF COVERAGE		56
EMPLOYEE AND DEPENDENT SPECIAL ENROLLMENT PERIODS		56-57
ANNUAL OPEN ENROLLMENT PERIOD FOR THE EMPLOYEE HEALTH PLAN		58
LATE ENROLLEE		58
COVERAGE CHANGES		59
TERMINATION OF COVERAGE		60
COVERAGE DURING LEAVE OF ABSENCE		61
REINSTATEMENT OF COVERAGE / REHIRES		61
FAMILY AND MEDICAL LEAVE		62
CONTINUATION OF GROUP HEALTH COVERAGE (COBRA)		63-66
DEFINITIONS		67-81

GENERAL INFORMATION

This Plan Document describes the benefits for the Employees of National Western Life Insurance Company and its subsidiaries. National Western Life Insurance Companies affiliates. This statement is required by the Employee Retirement Income Security Act of 1974 (ERISA) and provides important information regarding your rights under this law.

Name of the Plan
National Western Life Insurance Company Employee Health Plan

Plan Sponsor
National Western Life Insurance Company
850 E. Anderson Lane
Austin, Texas 78752-1602
(512) 836-1010

Plan Administrator
National Western Life Insurance Company
850 E. Anderson Lane
Austin, Texas 78752-1602
(512) 836-1010

Type of Plan
Self-Funded Welfare Benefit Plan

Agent for Service of Legal Process
Legal Process may also be served on the Plan Administrator
Ross R. Moody, COO/President
National Western Life Insurance Company
850 E. Anderson Lane
Austin, Texas 78752-1602
(512) 836-1010

Claims Administrator
Group & Pension Administrators, Inc.
5803 Sebastian Place
San Antonio, Texas 78249
(210) 691-0500
The Plan Administrator has retained the services of the Claims Administrator to administer claims under the Plan.

Regional Office of Employee Benefits Security Administration
Employee Benefits Security Administration (EBSA)
Department of Labor
Dallas Regional Office
525 Griffin Street, Rm 707
Dallas, Texas 75202-5025
214-767-6831 w 866-444-EBSA (3272)
www.askebsa.dol.gov for electronic inquiries w www.dol.gov/ebsa

Plan Year
The twelve (12) month period beginning January 1 and ending December 31 of the same Calendar Year

Employer Tax ID Number
84-0467208

IRS Plan ID Number
501

INTRODUCTION

National Western Life Insurance Company, hereinafter referred to as "Company," hereby amends and restates the National Western Life Insurance Company Employee Health Plan, a self-funded Employee Welfare Benefit Plan hereinafter referred to as the "Plan" pursuant to which Plan benefits and administration expenses are paid directly from the Employer's general assets, and the rights and privileges of which shall pertain to Employees and their Dependents with respect to such Plan. The Plan is not insured. Contributions received from Covered Persons are used to cover Plan costs and are expended immediately.

GENERAL AUTHORITY OF THE PLAN ADMINISTRATOR

Subject to the claims administration duties delegated to the Claim Administrator, the Plan Administrator reserves the unilateral right and power to administer and to interpret, construe and construct the terms and provisions of the Plan, including, without limitation, correcting any error or defect, supplying any omission, reconciling any inconsistency and making factual determinations.

The Plan will be interpreted by the Plan Administrator in accordance with the terms of the Plan and their intended meanings. However, the Plan Administrator shall have the discretion to interpret or construe ambiguous, unclear or implied (but omitted) terms in any fashion it deems to be appropriate in its sole judgment. The validity of any such finding of fact, interpretation, construction or decision shall be upheld in any legal action and shall be binding and conclusive on all interested parties unless clearly arbitrary and capricious.

To the extent the Plan Administrator has been granted discretionary authority under the Plan, the prior exercise of such authority by the Plan Administrator shall not obligate it to exercise its authority in a like fashion thereafter.

If due to errors in drafting, any Plan provision does not accurately reflect its intended meaning, as demonstrated by prior interpretations or other evidence of intent, or as determined by the Plan Administrator in its sole and exclusive judgment, the provision shall be considered ambiguous and shall be interpreted by the Plan Administrator in a fashion consistent with its intent, as determined by the Plan Administrator. The Plan may be amended retroactively to cure any such ambiguity, notwithstanding anything in the Plan to the contrary.

The foregoing provisions of this Plan may not be invoked by any person to require the Plan to be interpreted in a manner which is inconsistent with its interpretations by the Plan Administrator. All actions taken and all determinations by the Plan Administrator shall be final and binding upon all persons claiming any interest under the Plan subject only to the claims appeal procedures of the Plan.

ADMINISTRATION OF THE PLAN

The Plan Administrator has full charge of the operation and management of the Plan. The Plan Administrator has retained the services of the Claims Administrator, an independent claims processor experienced in claims review.

The Plan Administrator is the named fiduciary of the Plan except as noted herein. The Plan Administrator maintains discretionary authority to interpret the terms of the Plan, including but not limited to, determination of eligibility for and entitlement to Plan benefits in accordance with the terms of the Plan; any interpretation or determination made pursuant to such discretionary authority shall be given full force and effect and shall be binding on all persons, unless it can be shown that the interpretation or determination was arbitrary and capricious.

PHYSICIAN-PATIENT RELATIONSHIP

The Plan is not intended to disturb the Physician-Patient relationship. Physicians and other healthcare providers are not agents or delegates of the Plan Sponsor, Company, Plan Administrator, Employer or Benefit Services Manager. The delivery of medical and other healthcare services on behalf of any Covered Person remains the sole prerogative and responsibility of the attending Physician or other healthcare provider.

FREE CHOICE OF HOSPITAL AND PHYSICIAN

Nothing contained in this Plan shall in any way or manner restrict or interfere with the right of any person entitled to benefits hereunder to select a Hospital or to make a free choice of the attending Physician or professional provider. However, benefits will be paid in accordance with the provisions of this Plan, and the Covered Person may have higher Out-of-Pocket expenses if the Covered Person uses the services of a Non-preferred Provider.

PREFERRED PROVIDER INFORMATION

This Plan contains provisions under which a Plan Participant may receive more benefits by using certain providers. These providers are individuals and entities that have contracted with the Plan to provide services to Plan Participants at pre-negotiated rates. A list of these Preferred Providers will be periodically provided automatically and free of charge by the Plan Administrator. In addition, a Plan Participant may request a Preferred Provider list by contacting the Plan Administrator. The Preferred Provider list changes frequently; therefore, it is recommended that a Plan Participant verify with the provider that the provider is still a Preferred Provider before receiving services.

PURPOSE

The purpose of the Plan Document is to set forth the provisions of the Plan which provide for the payment or reimbursement of all or a portion of Covered Medical Expenses.

EFFECTIVE DATE

Original effective date of the Plan: November 1, 1993; as hereby amended and restated effective: April 1, 2004.

CLAIMS ADMINISTRATOR

The Claims Administrator of the Plan is shown in the General Information Section.

NAMED FIDUCIARY

The named Fiduciary for purposes of applying the provisions of ERISA to the Plan is National Western Life Insurance Company, who, as Plan Administrator, shall have the authority to control and manage the operation and administration of the Plan. The Company may delegate responsibilities for the operation and administration of the Plan. The Company shall have the authority to amend or terminate the Plan, to determine its policies, to appoint and remove service providers, adjust their compensation (if any), and exercise general administrative authority over them. The Company has the sole authority and responsibility to review and make final decisions on all claims to benefits hereunder.

CONTRIBUTIONS TO THE PLAN

The amount of contributions to the Plan are to be made on the following basis:

The Company shall from time to time evaluate the costs of the Plan and determine the amount to be contributed by the Employer and the amount to be contributed by each Covered Employee.

Notwithstanding any other provision of the Plan, the Company's obligation to pay claims otherwise allowable under the terms of the Plan shall be limited to its obligation to make contributions to the Plan as set forth in the preceding paragraph. Payment of said claims in accordance with these procedures shall discharge completely the Company's obligation with respect to such payments.

In the event that the Company or Board of Directors of the Company terminates the Plan, then as of the effective date of termination, the Employer and Covered Employees shall have no further obligation to make additional contributions to the Plan and the Plan shall have no obligation to pay claims incurred after the termination date of the Plan.

CLAIMS PROCEDURE

In accordance with Section 503 of ERISA, the Plan Administrator shall provide adequate notice in writing to any covered Plan Participant whose claim for benefits under this Plan has been denied, setting forth the specific reasons for such denial and written in a manner calculated to be understood by the Plan Participant. Further, the Plan Administrator shall afford a reasonable opportunity to any Plan Participant, whose claim for benefits has been denied, for a fair review of the decision denying the claim by the person designated by the Plan Administrator for that purpose. Details of the claims procedure, which are in compliance with ERISA regulations, are found in this Plan Document under the section entitled "Claim Filing Procedures."

PROTECTION AGAINST CREDITORS

No benefit payment under this Plan shall be subject in any way to alienation, sale, transfer, pledge, attachment, garnishment, execution or encumbrance of any kind, and any attempt to accomplish the same shall be void. If the Plan Administrator shall find that such an attempt has been made with respect to any payment due or to become due to any Plan Participant, the Plan Administrator in its sole discretion may terminate the interest of such Plan Participant or former Plan Participant in such payment. And in such case the Plan Administrator shall apply the amount of such payment to or for the benefit of such Plan Participant or former Plan Participant, his/her spouse, parent, adult child, guardian of a minor child, brother or sister, or other relative of a Dependent of such Plan Participant or former Plan Participant, as the Plan Administrator may determine, and any such application shall be a complete discharge of all liability with respect to such benefit payment. However, at the discretion of the Plan Administrator, benefit payments may be assigned to health care providers.

PLAN AMENDMENTS

This Document contains all the terms of the Plan and may be amended by the Plan Sponsor from time to time. Any such Plan Amendment shall become effective as of the date specified in the enabling resolution. A copy of any Plan Amendment shall be furnished to the Plan Administrator, the Trustees (if any) and any outside provider of plan administrative services.

MATERIAL MODIFICATIONS

The Plan Administrator shall notify all Covered Employees of any Plan Amendment considered a Material Reduction in covered services or benefits provided by the Plan as soon as administratively feasible after its adoption, but no later than sixty (60) days after the date of adoption of the modification or change. Covered Employee and beneficiaries must be furnished a Summary of such modifications or changes, and any changes so made shall be binding on each Covered Person. The sixty (60) day period for furnishing a summary of Material Modifications or changes does not apply to any Employee covered by the Plan who would reasonably expect to receive a summary through other means within the next ninety (90) days.

Material Reductions disclosure provisions are subject to the requirements of ERISA and the Health Insurance Portability and Accountability Act of 1996 (HIPAA) and any related amendments.

TERMINATION OF PLAN

The Plan Sponsor reserves the right at any time to terminate the Plan or any benefit under the Plan by a written resolution of the Board of Directors of the Employer to that effect. Previous contributions by the Employer and Employees shall continue to be used for the purpose of paying benefits under the provisions of this Plan with respect to claims arising before such termination.

PLAN IS NOT A CONTRACT

This Plan Document constitutes the entire Plan. The Plan will not be deemed to constitute a contract of employment or give any Covered Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge or otherwise terminate the employment of any Covered Employee.

STATEMENT OF ERISA RIGHTS

As a Plan Participant in the National Western Life Insurance Company Employee Welfare Benefit Plan you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Plan Participants shall be entitled to:

RECEIVE INFORMATION ABOUT YOUR PLAN AND BENEFITS

Examine, without charge, at the Plan Administrator's office and at other specified locations, such as worksites and union halls, all documents governing the Plan, including insurance contracts and collective bargaining agreements, and a copy of the latest annual report (Form 5500 Series) filed by the Plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration.

Obtain, upon written request to the Plan Administrator, copies of documents governing the operation of the Plan, including insurance contracts and collective bargaining agreements, and copies of the latest annual report (Form 5500 Series) and updated Summary Plan Description. The Plan Administrator may make a reasonable charge for the copies.

Receive a summary of the Plan's annual report. The Plan Administrator is required by law to furnish each Plan Participant with a copy of this summary annual report.

CONTINUE GROUP HEALTH PLAN COVERAGE

Continue health care coverage for yourself, spouse or Dependents if there is a loss of coverage under the Plan as a result of a Qualifying Event. You or your Dependents may have to pay for such coverage. Review this Summary Plan Description and the documents governing the Plan on the rules governing your COBRA continuation coverage rights.

Reduction or elimination of exclusionary periods of coverage for Pre-existing Conditions under your group health Plan, if you have creditable coverage from another plan. You should be provided a Certificate of Coverage (COC), free of charge, from your group health Plan or health insurance issuer when you lose coverage under the Plan, when you become entitled to elect COBRA continuation coverage, when your COBRA continuation coverage ceases, if you request it before losing coverage, or if you request it up to 24 months after losing coverage. Without evidence of Creditable Coverage, you may be subject to a Pre-existing Condition exclusion for twelve (12) months (18 months for Late Enrollees) after your Enrollment Date in your coverage.

PRUDENT ACTIONS BY PLAN FIDUCIARIES

In addition to creating rights for Plan Participants ERISA imposes duties upon the people who are responsible for the operation of the Employee Benefit Plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan Participants and beneficiaries. No one, including your Employer, your union, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a welfare benefit or exercising your rights under ERISA.

ENFORCE YOUR RIGHTS

If your claim for a welfare benefit is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request a copy of Plan documents or the latest annual report from the Plan and do not receive them within 30 days, you may file suit in a Federal court. In such a case, the court may require the Plan administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court. In addition, if you disagree with the Plan's decision or lack thereof concerning the qualified status of a domestic relations order or a medical child support order, you may file suit in Federal court. If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

ASSISTANCE WITH YOUR QUESTIONS

If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, or if you need assistance in obtaining documents from the Plan Administrator, you should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.

SCHEDULE OF BENEFITS

Major Medical Benefits for Covered Persons

Benefit Levels for services rendered in the geographical zip code area serviced by the Preferred Provider Organization (PPO):

The "PPO Benefit" applies to services rendered by Preferred Providers in the designated PPO Network (In-Network); the "Non-PPO Benefit" applies to services rendered by providers other than Preferred Providers (Out-of-Network). In addition, the "PPO Benefit" also applies to the following situations:

1.		If a PPO Provider refers a Covered Person to a facility which is not in the PPO Network because no appropriate PPO facility is available;
2.		If a PPO Provider refers a Covered Person to a Physician who is not in the PPO Network because there is no appropriate specialist available among PPO Providers;
3.		If a Covered Person has no choice of PPO Providers in the specialty that the Covered Person is seeking within the PPO service area; or
4.		If a Medical Emergency or initial treatment of an Accidental Injury requires immediate care and services are rendered by Non-PPO Providers.

	PPO Benefit	Non-PPO Benefit

Lifetime Major Medical Maximum Benefit
Per Covered Person	$1,000,000	$1,000,000

Calendar Year Deductible
Per Covered Person	$500	$1,000
Family Member Limit	X2	X2
Last Quarter Deductible Carry-over applies

Benefit Percentage after Deductible	80%	60%
(Unless otherwise noted)

Annual Out-of-Pocket Maximum
(In addition to Deductible and Copays)
Per Covered Person	$2,000	$3,000
Family Limit*	$4,000	$6,000

Inpatient Hospital Services	80% after	60% after
(All related charges)	Deductible	Deductible
UR Notification required

Room and Board Limit	Semi-Private	Average Semi-Private

Intensive Care Limit	Negotiated PPO Fee	Usual and Customary
	Usual and Customary

Additional Deductible Penalty
Per Admission / Outpatient Surgery	$300	$300
(Failure to notify Utilization Review (UR) Company
of Hospital admission/Outpatient Surgery,
see Utilization Review Program section)

NOTE:

The Calendar Year Deductible and Annual Out-of-Pocket Maximum are determined by combining both PPO and Non-PPO Covered Charges. Upon reaching the Annual Out-of-Pocket Maximum, Covered Medical Expenses are payable at 100% for the remainder of the Calendar Year. The Lifetime and Calendar Year Maximum Benefits are determined by combining the PPO and Non-PPO Covered Charges.

*Applies collectively to all Covered Persons in the same Family

SCHEDULE OF BENEFITS (Cont'd.)

				PPO Benefit	Non-PPO Benefit

Hospital Emergency Room
(All related charges)

	Medical Emergency			80% after	80% after
	(See page 75 of definitions)			$25 Copay	$25 Copay
	Copay waived if admitted Inpatient			Deductible waived	Deductible waived

	Non-Medical Emergency			50% after	50% after
				Deductible	Deductible

	Ambulance Service			80% after	60% after
				Deductible	Deductible

	Outpatient Surgery/Ambulatory			80% after	60% after
	Surgical Center			Deductible	Deductible
(All related charges)
UR Notification required or penalty applies

	Outpatient Hospital Lab/X-ray			80% after	60% after
	(All related charges)			Deductible	Deductible

	Outpatient Independent Lab/X-ray			80% after	60% after
	(All related charges)			Deductible	Deductible

	All Other Lab/X-ray in conjunction with			100% after	60% after
	PPO Office Visit			Deductible waived	Deductible
(not billed by Physician)

Physician Services

	Office Visit			100% after	60% after
	(Includes examination, treatment, Surgery,			$25 Copay*	Deductible
lab, x-ray, tests and supplies provided by
Physician at the time of the office visit, except
chemotherapy/radiation therapy, infusion therapy,
and physical therapy.

*If charges are less than $25, Copay is actual charge.

	Allergy Injections (Including vials/allergens)			100%	60% after
				Deductible waived	Deductible

	Other In-Office Services			100% after	60% after
	(without Office Visit billed)			$25 Copay	Deductible

	Voluntary Second Surgical Opinion			80% after	60% after
				Deductible	Deductible

	All Other Physician Services			80% after	60% after
				Deductible	Deductible

SCHEDULE OF BENEFITS (Cont'd.)

				PPO Benefit	Non-PPO Benefit

	Maternity			80% after	60% after
	(Including prenatal, delivery and postnatal care)			Deductible	Deductible
Office Visit Copay does not apply.
	Sonogram - Maximum allowable per Pregnancy			1 (one)	1 (one)
	Additional allowed ONLY with medical			80% after	60% after
	Necessity			Deductible	Deductible

	Birthing Center			80% after	60% after
				Deductible	Deductible

	Routine Newborn Care			80% after	60% after
	Inpatient Hospital nursery charges and			Deductible	Deductible
pediatric care to date of baby's discharge
Payable under covered mother's claim.

	Contraceptive Implant			80% after	60% after
				Deductible	Deductible
	Maximum benefit payable per five (5) yr. period			$1,200	$1,200

	Chemotherapy/Radiation Therapy/			80% after	60% after
	Dialysis/Infusion Therapy			Deductible	Deductible
Notify the Utilization Review Company
for coordination of care.

	Physical Therapy			80% after	60% after
				Deductible	Deductible

	Occupational Therapy			80% after	60% after
				Deductible	Deductible

	Speech Therapy			80% after	60% after
	Restorative on the same basis as an Illness			Deductible	Deductible

	Durable Medical Equipment (DME)/			80% after	60% after
	Medical Supplies			Deductible	Deductible

	Orthotics			80% after	60% after
				Deductible	Deductible

	Diabetic Self-Management Training			80% after	60% after
				Deductible	Deductible

	Temporomandibular Joint Syndrome (TMJ)			100% after	60% after
	Office Visit			$25 Copay	Deductible

	All Other Covered Services			80% after	60% after
				Deductible	Deductible

Sleep Disorders
Notify Utilization Review Company for
	coordination of care.			100% after	60% after
	Office Visit			$25 Copay	Deductible

SCHEDULE OF BENEFITS (Cont'd.)

				PPO Benefit	Non-PPO Benefit

	Sleep Studies/Diagnostic Testing and			80% after	60% after
	All Other Covered Services			Deductible	Deductible

	Chiropractic Expense Benefits			50% after	50% after
	Office Visit Copay does not apply			Deductible	Deductible
	Calendar Year Maximum Benefit			$1,000	$1,000
(Includes x-rays)

	Rehabilitation Facility			80% after	60% after
	UR Notification required*			Deductible	Deductible

	Skilled Nursing Facility			80% after	60% after
	UR Notification required*			Deductible	Deductible
	Calendar Year Maximum Benefit			$8,000	$8,000

* Notification to the Utilization Review (UR)
Company is required within forty-eight (48)
hours following admission.

	Home Health Care			80% after	60% after
	(Applies to part-time or intermittent nursing			Deductible	Deductible
care visits and therapy services)
Notify the Utilization Review Company
for coordination of care.
	Calendar Year Maximum Benefit			$10,000	$10,000

	Home Infusion Therapy			80% after	60% after
	Notify the Utilization Review Company			Deductible	Deductible
for coordination of care.

	Hospice			80% after	60% after
	Notify the Utilization Review Company			Deductible	Deductible
for coordination of care.

	Private Duty Nursing			80% after	60% after
	Notify the Utilization Review Company			Deductible	Deductible
for coordination of care.
	Lifetime Maximum Benefit			$10,000	$10,000

Organ And Tissue Transplants
(Non-experimental transplants only)
Notify Utilization Review Company upon
transplant evaluation for coordination of care.
See Organ Transplant Program for how to access
Organ Transplant Network and Schedule of Benefits.

				Network Benefit	Non-Network Benefit

	Organ Transplant Travel/Lodging Benefit			$10,000	Not Covered
See Organ Transplant Program, page 38 item #5.

	Maximum Donor Benefit			No Limit	$10,000
Donor expenses covered if recipient is covered
by this Plan. Payable under recipient's claim.
See Organ Transplant Program, Donor Expenses.

SCHEDULE OF BENEFITS (Cont'd.)

				PPO Benefit	Non-PPO Benefit

Mental and Nervous Disorders

	Inpatient/Outpatient Psychiatric			50% after	50% after
	Day Treatment Facility			Deductible	Deductible
UR Notification required

Inpatient Maximum Number of Covered Days
	Per Calendar Year			10	10

Outpatient Psychiatric Day Treatment
Facility Maximum Number of Covered Days
	Per Calendar Year			20	20

	Office Visit			50% after	50% after
	Office Visit Copay does not apply			Deductible	Deductible
	Maximum Benefit Payable Per Visit			$30	$30

Maximum Number of Covered Office Visits
	Per Calendar Year			20	20

Chemical Dependency, Drug and
Substance Abuse
	Lifetime Maximum Benefit			$5,000	$5,000

	Inpatient			50% after	50% after
	UR Notification required			Deductible	Deductible

Inpatient Maximum Number of Covered Days
	Per Calendar Year			10	10

	Outpatient Day Treatment Facility			50% after	50% after
	UR Notification required			Deductible	Deductible
Outpatient Day Treatment Facility Maximum Number
	of Covered Days per Calendar Year			20	20

	Office Visit			50% after	50% after
	Office Visit Copay does not apply			Deductible	Deductible

Maximum Number of Covered Office Visits
	Per Calendar Year			20	20

	Maximum Benefit Payable Per Visit			$30	$30

SCHEDULE OF BENEFITS (Cont'd.)

				PPO Benefit	Non-PPO Benefits

Preventive and Wellness Care Benefits
This benefit is payable for Covered Procedures
incurred as part of a Preventive and Wellness
Care Program and is not payable for treatment
of a diagnosed Illness or Injury.

Calendar Year Maximum Wellness Benefit
Per Covered Person for numbered procedures
	listed below			$750	$750

Preventive and Wellness Expenses in
	excess of Calendar Year Maximum Benefit			Not covered	Not covered

Covered Wellness Procedures subject to
$750 Calendar Year Maximum:

1.	Annual Routine Physical Exam			100% after	Not Covered
	(Including lab, x-ray and routine diagnostic			$25 Copay
testing and other medical screenings not to
include surgical procedures such as colonoscopy)

2.	Annual Well Woman Exam			100% after	Not Covered
	(Including pap smear and other routine lab)			$25 Copay

3.	Annual Mammography (routine)			100%; Copay and	Not Covered
	Age thirty-five (35) and older			Deductible waived

4.	Annual PSA test (routine)			100%; Copay and	Not Covered
	Age thirty-five (35) and older			Deductible waived

5.	Well-Baby Care/Well-Child Care Exam			100% after	Not Covered
	(other than Routine Newborn Care)			$25 Copay

6.	Routine Immunizations			100%; Copay and	Not Covered
Deductible waived

7.	Annual Routine Vision Exam			100% after	Not Covered
$25 Copay

8.	Osteoporosis Screening			100%; Copay and	Not Covered
Deductible Waived

	All Other Covered Medical Expenses, not			80% after	60% after
	listed in the Schedule of Benefits (subject			Deductible	Deductible
to Plan Maximums and Limitations), are
payable at applicable Benefit Percentage
after satisfying the Calendar Year Deductible.

OUT-OF-AREA BENEFIT

The "Out-of-Area Benefit" applies if a Covered Person receives services from a Non-PPO Provider because the Covered Person is living or traveling outside of the geographical zip code area serviced by the Preferred Provider Organization (PPO).

Out-of-Area Benefit

Calendar Year Deductible
Per Covered Person				$1,000
Family Member Limit				X2

Benefit Percentage				60%
(unless otherwise noted)

Annual Out-of-Pocket Maximum
(In Addition to Deductible)
Per Covered Person				$3,000
Family Limit*				$6,000

Physician Office Visit				60% after
Deductible

Voluntary Second Surgical Opinion				60% after Deductible

Hospital Emergency Room				60% after Deductible
Medical Emergency

Hospital Emergency Room				50% after Deductible
Non-Medical Emergency

Mental and Nervous Disorders, Chemical
Dependency, Drug and Substance Abuse
(See Page 14)

Chiropractic Care
(See Page 13)

Preventive and Wellness Care				60% after Deductible

Calendar Year Maximum Wellness Benefit				$750
(see page 15 for Covered Procedures)

Other Out-of-Area Covered Expenses are listed
in the Plan's Schedule of Benefits. Out-of-Area Covered
Charges are subject to all Plan Maximums and Limitations
as previously outlined in the Schedule of Benefits.

*Applies collectively to all Covered Persons in the same Family.

NOTE:

The Calendar Year Deductible and Annual Out-of-Pocket Maximum, are determined by combining PPO, Non-PPO and Out-of-Area Covered Charges. The Lifetime and Calendar Year Maximum Benefits are combined for PPO, Non-PPO and Out-of-Area Covered Charges.

PRESCRIPTION DRUG EXPENSE BENEFIT

Benefit

Prescription Drug Benefit
Benefit Percentage
Generic Drugs					80%
Brand Name Drugs					80%

	1.	Separate Calendar Year Drug Deductible applies			$50
	2.	Includes oral contraceptives
	3.	Includes prenatal vitamins

MAIL ORDER PRESCRIPTION DRUG PLAN

Mail Order Service				100% after applicable Copay
Supply Limit				90 days
Generic Drugs				$15 Copay
Brand Name Drugs				$30 Copay

Generic and Brand Name Copayments apply separately to each prescription and refill and do not apply to the Calendar Year Deductible or Annual Out-of-Pocket Maximum. To be covered, prescription drugs must be Dispensed to the Covered Person for whom they are prescribed.

DEFINITIONS

Brand Name Drugs

Trademark drugs or substances marketed by the original manufacturer whose patent rights are still in effect.

Generic Drugs

Drugs or Substances which:

1. Are not trademark drugs or substances;
2. Are legally substituted for trademark drugs or substances; and
3. Are legally prescribed by a Qualified Prescriber.

Prescription Drugs

Drugs or medicines which are prescribed by a Qualified Prescriber for the treatment of Illness, Injury, or Pregnancy.

Qualified Prescriber

A licensed Physician, Dentist, or other health care Practitioner who may, in the legal scope of his/ her practice, prescribe drugs or medicines.

Prescription Drug Plan - Drugs Covered

	1.			Legend drugs (drugs requiring a prescription either by federal or state law) prescribed for FDA-approved indications. See Exclusion list below for exceptions.
	2.			Insulin on prescription.
	3.			Disposable insulin needles/syringes, test strips and lancets on prescription.
	4.			Tretinoin, all dosage forms (e.g. Retin-A), for individuals to the age of twenty-five (25) years.
	5.			Compounded medication of which at least one ingredient is a prescription legend drug.
	6.			Legend oral contraceptives.
	7.			Seasonale
	8.			Prenatal vitamins
	9.			Prescription vitamins.
	10.			Injectable form of covered legend drugs.
	11.			ADD (Attention Deficit Disorder)/ADHD (Attention Deficit Hyperactivity Disorder) drugs for individuals to the age of nineteen (19) years.
	12.			Imitrex.
	13.			Tegaserod (covered for female Participants only).
	14.			Gleevec.

Prescription Drug Plan - Exclusions

	1.			OxyContin.
	2.			Stadol.
	3.			Contraceptive devices (unless listed as covered).
	4.			Fertility drugs.
	5.			Drugs prescribed for impotence/sexual dysfunction.
	6.			Levonorgestrel (Norplant).
	7.			Abortifacients/RU-486.
	8.			Anorectics (any drug used for the purpose of weight loss).
	9.			Growth hormones.
	10.			Immunization agents, biological sera, blood or blood plasma.
	11.			Drugs for the treatment of alopecia (baldness).
	12.			Non-legend drugs other than those listed above.
	13.			Smoking deterrent medications or any other smoking cessation aids, all dosage forms.
	14.			Tretinoin, all dosage forms (e.g. Retin-A), for individuals twenty-five (25) years of age or older.
	15.			ADD/ADHD drugs for individuals nineteen (19) years of age or older.
	16.			Therapeutic devices or appliances, including needles, syringes, support garments and other non-medical substances, regardless of intended use, except those listed above.
	17.			Charges for the administration or injection of any drug.
	18.			Prescriptions which a Covered Person is entitled to receive without charge from any Worker's Compensation laws.
	19.			Drugs labeled "Caution-limited by federal law to investigational use," or experimental drugs, even though a charge is made to the individual.
20.

Medication which is to be taken by or administered to an individual, in whole or in part, while he/she is a patient in a licensed Hospital, rest home, sanitarium, extended care facility, convalescent Hospital, nursing home or similar institution which operates on its premises, or allows to be operated on its premises, a facility for dispensing pharmaceutical.

	21.			Any prescription refilled in excess of the number specified by the Physician, or any refill dispensed after one year from the Physician's original order.

NOTE:	Prescription drugs covered under the Mail Order Prescription Drug Plan are not subject to the Pre-existing Condition Exclusion Limitation of the Plan.

A Prescription drug dispensed by Mail Order Service for which a Copay applies is not considered a Claim for Benefits under this Plan and therefore is not subject to the Plan's Claim Filing Procedures.

The Plan reserves the right, in its sole discretion, to authorize alternate care and treatment.

PRESCRIPTION DRUG UTILIZATION REVIEW

Prescription Drug use does not have unlimited coverage. As with all medical and Hospital services, Prescription Drug Utilization is subject to determinations of Medical Necessity and appropriate use. Drug Utilization Review may be concurrent, retrospective or prospective.

Concurrent Drug Utilization Review generally occurs at the time of service and may include electronic claim audits which may help to protect patients from potential drug interactions or drug-therapy conflicts or overuse/under use of medications.

Retrospective Drug Utilization Review generally involves claim review and may include communication by the Prescription Drug Plan and/or the Utilization Review Company with the prescribing Physician to coordinate care and verify diagnoses and Medical Necessity. It may include a peer review by a Physician of like specialty to the prescribing Physician reviewing the medical and pharmacy records to determine Medical Necessity.

Should Medical Necessity not be determined by the peer review Physician, the treating Physician and Plan Participant will be notified and provided with the peer review results. The Plan Participant and Physician will be forwarded information on the appeal process as outlined in this Plan.

Prospective Drug Utilization Review may include, among other things, Physician or pharmacy assignment in which one Physician and/or one pharmacy is selected to serve as the coordinator of prescription drug services and benefits for the eligible Plan Participant. The Plan Participant will be notified in writing of this and will be required to designate a Physician and pharmacy as his/her providers.

UTILIZATION REVIEW (UR) PROGRAM

The Utilization Review program is designed to help all Plan Participants receive Medically Necessary and appropriate health care. Review for Medical Necessity, Concurrent Review and Retrospective Review are provided by the Utilization Review Company. Services provided will be reviewed to ensure treatment meets the Utilization Review Company's criteria for Medical Necessity. Notification must be provided to the Utilization Review Company of all Inpatient Hospital/Facility admissions and confinements and all Outpatient Surgical Procedures (other than those performed in a Physician's office) as detailed below.

HOSPITAL/FACILITY ADMISSION VARI AND OUTPATIENT SURGERY NOTIFICATION

Notification of all Hospital/Facility admissions (including admissions for treatment of Mental and Nervous Disorders or Substance Abuse) and admissions to Outpatient surgical facilities and rehabilitation facilities is required. Notification to the Utilization Review Company must be made within forty-eight (48) hours following any Hospital/Facility admission or Outpatient Surgery (or the next business day if holiday or weekend admission).

The Utilization Review Company nurse may discuss with the Physician and/or Hospital/Facility the diagnosis, the need for hospitalization versus alternative treatment, and length of any Hospital/Facility confinement. The Utilization Review Company will notify the Physician and/or Hospital/Facility verbally or electronically of the outcome of the Utilization Review Company's review.

Failure to notify the Utilization Review Company or comply with these requirements will result in an additional $300 Deductible applied to all Covered Hospital/Facility Expenses for that confinement or Surgical Procedure.

NOTE:

Please refer to the Participant identification card for name and phone number of Utilization Review Company. Notification of a Hospital/Facility admission or Outpatient Surgery is required under the Plan and constitutes a Claim for Benefits; however, any such action taken by the Utilization Review Company does not constitute a benefit determination. All claims are subject to all Plan requirements, such as Medical Necessity, Pre-existing Condition Exclusion Limitations, Major Medical Expense Benefits, Plan Exclusions and Limitations and Eligibility provisions at the time care and services are provided.

CONCURRENT REVIEW

Following notification of a Hospital/Facility admission, a concurrent review of treatment will be conducted by the Utilization Review Company. "Concurrent Review" means the Utilization Review Company will monitor the Covered Person's Hospital stay and periodically evaluate the need for continued hospitalization. In addition, the Utilization Review Company may assist with discharge planning and address the health care needs of the patient upon release. This may involve consultation with the Covered Person's Physician and comparison of clinical information to nationally accepted criteria.

If a penalty is imposed for failure to use the Utilization Review Company, that amount will never be included as part of the Calendar Year Deductible or Annual Out-of-Pocket Maximum.

CASE MANAGEMENT

During the Utilization Review process, catastrophic cases such as transplants, burns, spinal cord Injuries, cancer and other large cases will be identified and the Utilization Review Company may initiate Case Management. Case Management is provided by nurses with specialized training and/or advanced national certification. The nurse may monitor the medical care, consult with the Physicians, coordinate with the health care providers and facilities, and communicate with the patient and family to promote receipt of appropriate, cost effective care to expedite the recovery process. Referrals to Centers of Excellence and Out-of-Network fee negotiations may be included in the Case Management process.

When Out-of-Network fees are negotiated by Case Management and/or the Utilization Review Company on behalf of the Plan, Out-of-Network Covered Charges will be payable at the PPO benefit level.

ALTERNATIVE CARE

Through alternative care and treatment suggestions, Case Management can help the patient and the Plan Administrator control the costs related to a serious Injury or Illness.

When alternative care and treatment are recommended by Case Management and approved by this Plan, the Plan may pay for all or part of the charge for a service or supply not shown as a Covered Expense in this Plan Document. These expenses will be considered on the same basis as the care and treatment for which they are substituted. This Plan reserves the right at its sole discretion to authorize alternative care and treatment. In exercising its authority, this Plan will act in a way as not to discriminate against any Plan Participant. In addition, charges not covered by the Plan or Covered Charges exceeding the Plan's internal Maximums, but recommended by Case Management and approved by the Plan, may be considered Covered Medical Expenses.

All benefits provided under this section are subject to Medical Necessity and Usual and Customary.

NEWBORNS' AND MOTHERS' HEALTH PROTECTION ACT

The Plan will not restrict benefits for any Hospital length of stay in connection with childbirth for the mother or the newborn child to less than forty-eight (48) hours following a normal vaginal delivery, or less than ninety-six (96) hours following a cesarean section. However, the Plan will pay for a shorter stay if the attending Physician, after consultation with the mother, discharges the mother or newborn earlier. The Plan will not require that a provider obtain authorization from the Plan prescribing a length of stay less than forty-eight (48) hours or ninety-six (96) hours, as applicable.

This provision is subject to the requirements of the Newborns' and Mothers' Health Protection Act of 1996 (NMHPA).

VOLUNTARY SECOND SURGICAL OPINION

When a Physician recommends surgery for a Covered Person, it is not required that the Covered Person obtain a Second Surgical Opinion. It is voluntary and no penalty will apply if a Second Surgical Opinion is not obtained.

PRE-EXISTING CONDITION EXCLUSION LIMITATION

A Pre-existing Condition is any physical or mental Illness or Injury (regardless of the cause) for which medical advice, diagnosis, care or treatment was recommended or received, for which drugs were prescribed, for which a Physician was consulted or for which medical expenses were incurred during the six (6) month period immediately prior to the Covered Person's Enrollment Date in the Plan. Medical advice, diagnosis, care or treatment is taken into account only if it is recommended by, or received from, an individual licensed or similarly authorized to provide such services under State law and operating within the scope of practice authorized by State law.

Coverage for that condition will be provided on the date on which the Covered Person completes a twelve (12) month exclusion period beginning with the Covered Person's Enrollment Date in the Plan.

ENROLLMENT DATE FOR DETERMINING PRE-EXISTING CONDITION EXCLUSION PERIOD

The Enrollment Date determines when the six (6) month Pre-existing Condition look-back period begins and when the twelve (12) month Pre-existing Condition exclusion period begins and ends.

The Enrollment Date for an eligible Employee who enrolls in the Plan during his/her initial eligibility period is the first day of the Employee's Waiting Period in the Plan (Employee's Date of Hire). The Enrollment Date for a Special Enrollee or a Late Enrollee is the first day of coverage in the Plan.

See Effective Date of Coverage sections of this Plan for Special Enrollment qualifications, enrollment limitations and requirements for Late Enrollees.

EXCEPTIONS

The Pre-existing Condition Exclusion Limitation will not apply to those Covered Persons covered on the restated date of this Plan, who were also covered by the terms of the prior Plan and who would not be subject to an exclusion or reduction of benefits because of such prior plan's Pre-existing Condition limitation.

The Pre-existing Condition Exclusion Limitation will not apply to prescription drugs covered under the Mail Order Prescription Drug Plan.

The Pre-existing Condition Exclusion Limitation is waived for a newborn child of a Covered Employee or newly adopted child of a Covered Employee if adopted or placed for adoption with the Employee while the Employee is covered under this Plan. The newborn and/or adopted child must be enrolled in the Plan within thirty (30) days after the date of birth, adoption or placement for adoption for the exception to apply.

Pregnancy and Genetic Information will not be considered a Pre-existing Condition even if medical advice, diagnosis, care or treatment was recommended or received prior to the Covered Person's Enrollment Date in the Plan.

The Pre-existing Condition Exclusion Limitation may be reduced or eliminated by periods of Creditable Coverage. See Portability and Creditable Coverage section.

The Pre-existing Condition Exclusion Limitation is subject to the requirements of the Health Insurance Portability and Accountability Act of 1996 (HIPAA) and any related amendments.

PORTABILITY AND CREDITABLE COVERAGE

The Plan shall reduce the Pre-existing Condition Exclusion period for a Covered Person by any periods of Creditable Coverage that an individual proves he/she had without a significant break in coverage. A Certificate of Coverage from prior plan(s), must be provided to the Plan Administrator at the time of enrollment in this Plan.

SIGNIFICANT BREAK IN COVERAGE

Sixty-three (63) days or more without health care coverage is considered a significant break in coverage. Waiting Periods are not considered breaks in coverage.

WAITING PERIOD

A Waiting Period is the time between the first day of employment and the first day of coverage under the Plan. Any period of time before a Special Enrollment or Late Enrollment is not considered a Waiting Period.

The Waiting Period is counted when determining the Pre-existing Condition Exclusion Period, but days in a Waiting Period do not count for Creditable Coverage or for a significant break in coverage.

See Effective Date of Coverage sections of this Plan for requirements on Special Enrollment and Late Enrollment.

CERTIFICATE OF COVERAGE

To verify Creditable Coverage, a Certificate of Coverage (COC) will be issued without charge to an individual who terminates coverage with a group health plan or individual plan.

The Plan will assist an Employee in obtaining a Certificate of Coverage from a prior plan if requested. If, upon review of the Certificate of Coverage, a Pre-existing Condition Exclusion will still be imposed on an individual, the person will be notified in writing of this decision.

AUTOMATIC CERTIFICATE OF COVERAGE

A Certificate of Coverage should be provided automatically by group health plans and health insurance issuers under these circumstances:

1.

If termination of coverage is a result of a COBRA Qualifying Event and the individual is a qualified beneficiary, a Certificate of Coverage must be provided within the same period of time as the notice of COBRA rights;

2.

If an individual has elected COBRA continuation coverage or the Plan has provided continued coverage after the COBRA Qualifying Event, the Plan must provide another Certificate of Coverage automatically within a reasonable period of time after COBRA continuation coverage ceases; and

	3.			If the termination of coverage is not a COBRA Qualifying Event, the Certificate of Coverage must be provided within a reasonable time period.

CERTIFICATE OF COVERAGE UPON REQUEST

Plans and issuers will furnish a Certificate of Coverage within a reasonable period of time if the request is made by or on behalf of an individual within twenty-four (24) months after health coverage ceases. A Certificate of Coverage will also be issued upon request even if health coverage remains in force.

COMPREHENSIVE MEDICAL BENEFITS

COVERED MEDICAL EXPENSES (COVERED EXPENSES)

Covered Medical Expenses mean the Usual and Customary (U&C) charges and/or contracted PPO charges incurred by or on behalf of a Covered Person for the Hospital or other medical services listed below which are:

1. Ordered by a Physician or licensed Practitioner;
2. Medically Necessary for the treatment of an Illness or Injury;
3. Not of a luxury or personal nature; and
4. Not excluded under Major Medical Exclusions and Limitations section of this Plan.

COVERED CHARGES
If a Covered Person incurs Covered Medical Expenses as the result of an Illness or Injury, the Plan will pay benefits as shown in the Schedule of Benefits.

DEDUCTIBLE AMOUNT

The Deductible amount for each Covered Person is the amount of Covered Expenses which must be incurred each Calendar Year before benefits are payable for Covered Medical Expenses incurred during the remainder of that year. It is the amount shown in the Schedule of Benefits as the Calendar Year Deductible.

DEDUCTIBLE FAMILY LIMIT

The Maximum Deductible amounts to be applied each Calendar Year to a Covered Employee and his/her covered Dependents will not be more than the Family Limit shown in the Schedule of Benefits. As soon as two (2) Family members have each satisfied their Deductible in the same Calendar Year, no further Deductibles will be applied to Covered Medical Expenses for any covered Family member during the remainder of that Calendar Year. To satisfy the Deductible Family Limit, each covered Family member can contribute no more than his/her own individual Deductible.

DEDUCTIBLE CARRY-OVER PROVISIONS

Covered Medical Expenses incurred and applied to the Calendar Year Deductible during the last three (3) months (October, November and December) of a Calendar Year will be carried over and credited toward satisfaction of the next year's Calendar Year Deductible. The carry-over provision applies to both the individual Deductible and Family Deductible Limit.

COINSURANCE

The portion of Covered Medical Expenses that is shared by the Plan and the Covered Person in a specific ratio (i.e., 80%/20% and/or 60%/40%) after the Calendar Year Deductible has been satisfied. The amount of Coinsurance paid by the Covered Person is applied to satisfy the Covered Person's Annual Out-of-Pocket Maximum.

ANNUAL OUT-OF-POCKET MAXIMUM
The Annual Out-of-Pocket Maximum is the maximum dollar amount a Covered Person will pay for Covered Medical Expenses each Calendar Year, excluding:

- The Calendar Year Deductible;
- Benefit reductions;
- Copays (Office Visit, Hospital Emergency Room);
- Prescription Copays;
- Any Covered Charges already paid at 100% in any one Calendar Year period, unless otherwise specified in the Schedule of Benefits;
- Charges in excess of Usual and Customary (U&C);
- Any non-compliance penalty applied when a Covered Person fails to notify the Utilization Review
Company of a Hospital admission/Outpatient Surgery; and

Upon reaching the Annual Out-of-Pocket Maximum, Covered Medical Expense are payable at 100% for the remainder of the Calendar Year.

HOSPITAL EMERGENCY ROOM COPAY (PER VISIT)

The portion of Covered Medical Expenses, a flat dollar amount, payable by the Covered Person for Covered Charges each time the Covered Person is treated in a Hospital Emergency Room for a medical emergency. The Calendar Year Deductible is waived and only applies if the Covered Person is admitted Inpatient. The Copay is waived if admitted Inpatient. The Emergency Room Copay cannot be used to satisfy the Calendar Year Deductible or Annual Out-of-Pocket Maximum.

PPO OFFICE VISIT COPAY (PER VISIT)

The portion of Covered Medical Expenses, a flat dollar amount, payable by the Covered Person for Covered Charges provided by and billed by the Physician at the time of each PPO Physician office visit. Whenever an Office Visit Copay applies, the Calendar Year Deductible is waived for that visit except for procedures listed below which are not subject to the Office Visit Copay. The Office Visit Copay cannot be used to satisfy the Calendar Year Deductible or Annual Out-of-Pocket Maximum.

The Office Visit Copay applies to all billed office services and supplies except:

-    Chemotherapy;
-    Radiation therapy;
-    Infusion therapy;
-    Physical therapy;
-    Orthotics;
-    Chiropractic care;
-    Mental and Nervous Disorders;
-    Chemical Dependency, Drug and Substance Abuse;
-    Maternity, prenatal/postnatal visits; and
-    Second Surgical Opinion.

Benefits for items listed above are payable as specified in the Schedule of Benefits.

IN-NETWORK CARE (PPO)

In-Network Care (PPO) is health care provided by a Physician, Hospital or other provider in the designated PPO with whom the Plan has contracted to provide services at specified fees. In-Network Covered Charges will be payable at the PPO benefit level.

OUT-OF-NETWORK CARE (NON-PPO)

Out-of-Network Care (Non-PPO) is health care provided by a Physician, Hospital or other provider who is not in the Plan's designated PPO network. Out-of-Network Covered Charges will be payable at the Non-PPO benefit level unless the Plan has a direct contract for discounting fees with the Out-of-Network Provider in which case, the PPO benefit level will apply.

CALENDAR YEAR MAXIMUM BENEFIT

The Maximum Amount payable for Covered Expenses during a Calendar Year Benefit Period for each Covered Person is limited to a specific dollar amount, number of days or visits as specified in the Schedule of Benefits. The Calendar Year is from January 1 through December 31 of the same year. The initial Calendar Year Benefit Period is from a Covered Person's effective date through December 31 of the same year. The Calendar Year Maximum Benefits are combined for PPO, Non-PPO and Out-of-Area Covered Charges.

LIFETIME MAXIMUM BENEFIT

The Maximum Amount payable for all Covered Expenses incurred during each Covered Person's lifetime is as specified in the Schedule of Benefits. The word "Lifetime" as used herein, means the duration of participation in this Plan. The Lifetime Maximum Benefits are combined for PPO, Non-PPO and Out-of-Area Covered Charges.

MAJOR MEDICAL EXPENSE BENEFITS

The following are Covered Expenses under this Plan, unless specifically excluded under the Major Medical Plan Exclusions and Limitations. Benefits for these Covered Expenses will be payable as shown in the Schedule of Benefits. Charges are subject to Usual and Customary (U&C), which is the usual amount accepted as payment for the same service within a geographical area, and/or the negotiated fee schedule of the Preferred Provider Organization (PPO).

	1.			The Hospital charges for:

a.

The actual room and board expenses incurred for a ward or Semi-Private room up to the limits as shown in the Schedule of Benefits, or 90% of the most common private room rate for a Hospital that does not have Semi-private accommodations.

	b.			The actual expense incurred for confinement in an Intensive Care Unit, Cardiac Care Unit or Burn Unit, up to the limit shown in the Schedule of Benefits.
	c.			Miscellaneous Hospital services and supplies during Hospital confinement.
	d.			Inpatient Charges for nursery room and board.
	e.			Outpatient Hospital services and supplies and Emergency Room treatment.

	2.			The charges incurred for confinement in a Rehabilitation Facility.

3.

The charges incurred for confinement in a Skilled Nursing Facility/Extended Care Facility subject to the Maximum and the Benefit Percentage specified in the Schedule of Benefits; however, such expenses are limited as follows:

a.

The attending Physician certifies that confinement is Medically Necessary. Only charges incurred in connection with care related to the Injury or Illness for which the Covered Person was confined will be eligible.

	b.			Semi-Private daily room and board limit.

4.

The charges by a Home Health Care Agency for care in accordance with a Home Health Care Plan subject to the Maximum and the Benefit Percentage specified in the Schedule of Benefits. Home Health Care Visit means a visit by a member of a home health care team. Each visit that lasts for a period of four (4) hours or less is treated as one home health care visit. If the visit exceeds four (4) hours, each period of four (4) hours is treated as one visit and any part of a four (4) hour period that remains is treated as one home health care visit.

Home Health Care Plan Covered Benefits:

a.

Part-time or intermittent nursing care visits by a Registered Nurse (R.N.), a Licensed Practical Nurse (L.P.N.), a Licensed Vocational Nurse (L.V.N.), or Public Health Nurse who is under the direct supervision of a Registered Nurse;

	b.			Part-time or intermittent Home Health Aide services which consist primarily of caring for the patient;
	c.			Physical, occupational, speech and respiratory therapy services by licensed therapists;
	d.			Services of a Certified Social Worker (C.S.W. - A.C.P.); and
e.

Medical supplies, drugs and medications prescribed by a Physician, and laboratory services provided by or on behalf of a Hospital, but only to the extent that they would have been covered under this Plan if the patient had remained in the Hospital.

Home Health Care Plan Exclusions:

	a.			Services and supplies not included in the Home Health Care Plan;
	b.			Services of a person who ordinarily resides in the home of the Covered Person, or is a Close Relative of the Covered Person;
	c.			Services of any social worker unless designated C.S.W. - A.C.P.;
	d.			Transportation services;
	e.			Food or home delivered meals;
	f.			Custodial Care and housekeeping; and
	g.			Charges for services in excess of the Maximum Benefit specified in the Schedule of Benefits.

	5.			The fees of Registered Nurses (R.N.'s) or Licensed Practical Nurses (L.P.N.'s) for Private Duty Nursing, subject to the Lifetime Maximum Benefit specified in the Schedule of Benefits.

	6.			The charges for Home Infusion Therapy by a licensed provider to include intravenous infusion or injection of fluids, nutrition or medication done in the home setting.

	7.			The charges relating to Hospice care provided that the Covered Person has a life expectancy of six (6) months or less. Covered Hospice expenses are limited to:

	a.			Room and board for confinement in a Hospice.
	b.			Ancillary charges furnished by the Hospice while the Covered Person is confined therein, including rental of Durable Medical Equipment which is used solely for treating an Injury or Illness.
	c.			Medical supplies, drugs and medicines prescribed by the attending Physician, but only to the extent such items are necessary for pain control and management of the terminal condition.
	d.			Physician services and/or nursing care by a Registered Nurse (R.N.), a Licensed Practical Nurse (L.P.N.) or a Licensed Vocational Nurse (L.V.N.).
	e.			Home health aide services.
f.

Home care charges for home care furnished by a Hospital or Home Health Care Agency, under the direction of a Hospice, including custodial care if it is provided during a regular visit by a Registered Nurse, a Licensed Practical Nurse, or a home health aide.

	g.			Medical social services by licensed or trained social workers, psychologists or counselors.
	h.			Nutrition services provided by a licensed Dietitian.
	i.			Bereavement counseling not to exceed a period of six (6) months following the death of patient for members of immediate Family.

	8.			The charges incurred for a Medically Necessary Surgical Procedure.

	9.			When two or more Surgical Procedures occur during the same operation, the Covered Expenses for all charges are as follows:

a.

When multiple or bilateral Surgical Procedures that increase the time and amount of patient care are performed, the covered expense is the allowable fee for the major procedure plus 50% of the allowable fee for each of the lesser ones or the actual fee charged, whichever is less. This provision will not apply to those procedures which are not subject to the Multiple Procedures Reduction Rules per Medicare.

b.

When an incidental procedure is performed through the same incision, the covered expense is the fee for the major Surgical Procedure only. Examples of incidental procedures are: excision of a scar, appendectomy, lysis of adhesions, etc.

10.

When services of an assistant surgeon and/or licensed surgical assistant are required to render technical assistance at an operation, the Covered Expense for such services shall be limited to 25% of the allowable surgical fee. See definition of Practitioner for covered providers.

	11.			The charges for the following Dental expenses and Oral Surgical Procedures:

	a.			Cutting procedures in the oral cavity for tumors or cysts of the jawbone;
	b.			Open or closed reduction of a fracture or dislocation of the jaw; and
	c.			Treatment necessitated by Accidental Injury to sound natural teeth rendered within twelve (12) months after the date of the accident unless Medically Necessary to delay treatment.

For Dental work or Oral Surgery requiring hospitalization, only Hospital charges are Covered Charges.

	12.			The charges for Cosmetic Surgery only in the following situations:

	a.			Reconstructive surgery as a result of an accidental bodily Injury;
	b.			The surgical correction required as a result of a congenital disease or anomaly;
	c.			Reconstructive surgery following neoplastic (cancer) surgery;
	d.			Reconstruction of the breast following mastectomy;
	e.			Surgery and reconstruction of the other breast to produce symmetrical appearance;
f.

Coverage for prostheses and physical complications related to all stages of covered mastectomy including lymphedemas, in a manner determined in consultation with the attending Physician and patient; and

g.

Removal of breast implants if deemed to be Medically Necessary and reconstructive breast surgery after implant removal. Breast reconstruction is not covered if the original implants were for cosmetic reasons. However, the removal of the implants is covered, if Medically Necessary, even if the original implant was for cosmetic reasons.

	NOTE:		The Plan's breast reconstruction surgery benefits are subject to the requirements of the Mastectomy Provision of the Women's Health and Cancer Rights Act of 1998.

13.

The charges for the services of a legally qualified Physician for medical care and/or surgical treatments including office, home visits, Hospital Inpatient care, Hospital Outpatient visits/exams, clinic care, and surgical opinion consultations.

	14.			The charges for cardiac rehabilitation as deemed Medically Necessary provided services are rendered:

	a.			Under the supervision of a Physician;
	b.			In connection with a myocardial infarction, coronary occlusion or coronary bypass surgery;
	c.			Initiated within twelve (12) weeks after other treatment for the medical condition ends; and
	d.			In a facility whose primary purpose is to provide medical care for an Illness or Injury.

15.

The charges for Physical Therapy for the treatment or services rendered by a licensed Physical Therapist under direct supervision of a Physician at a facility or institution whose primary purpose is to provide medical care for an Illness or Injury.

16.

The charges for Occupational Therapy for treatment rendered by a licensed Occupational Therapist under supervision of a Physician at a facility whose primary purpose is to provide medical care for an Injury or Illness.

17.

The charges of a legally qualified Speech Language Pathologist under direct supervision of a Physician for restorative Speech Therapy for speech loss or speech impairment due to an Illness, Injury or Congenital Anomaly or due to surgery performed because of an Illness or Injury, other than a functional nervous disorder (i.e., stuttering, repetitive speech).

	18.			The charges for services of a licensed Dietitian when recommended by a licensed M.D. or D.O. except for services which are otherwise excluded by the Plan.

	19.			The charges for professional licensed Ambulance service as follows:

	a.			Ground transportation when Medically Necessary and used locally to or from the nearest Hospital qualified to render treatment;
	b.			Air ambulance where air transportation is medically indicated to transport a Covered Person to the nearest facility qualified to render treatment (excluding commercial flights); or
	c.			"CARE" and "LIFE" flights in a life-threatening situation.

	20.			The charges for Drugs requiring the written prescription of a licensed Physician; such drugs must be Medically Necessary for the treatment of an Illness or Injury.

	21.			The charges for insulin, insulin syringes, other necessary diabetic supplies and glucometers when ordered by a Physician.

	22.			The charges for glucometers, dextrometers, destrostix and infusion pumps/supplies when ordered by a Physician.

	23.			The charges for clinical and pathological laboratory tests and examinations including fees for professional interpretation of their results.

	24.			The charges for radiation services including diagnostic x-rays and interpretation, x-ray therapy and treatment.

	25.			The charges for Radiation Therapy, Chemotherapy, Infusion Therapy and Dialysis.

26.

The charges for the processing and administration of blood or blood components, but not for the cost of the actual blood or blood components if facility receives any replacement of blood used for which the patient is not financially responsible.

	27.			The charges for Chiropractic treatment excluding maintenance therapy subject to the Calendar Year Maximum Benefit specified in the Schedule of Benefits to include x-rays.

	28.			The charges for oxygen and other gases and their administration.

29.

The charges for electrocardiograms, electroencephalograms, pneumoencephalograms, basal metabolism tests, or similar well established diagnostic tests generally approved by Physicians throughout the United States.

	30.			The charges for the cost and administration of an anesthesia and/or anesthetic.

	31.			The charges for dressings, sutures, casts, splints, trusses, crutches, braces (except dental braces), corrective shoes and other necessary medical supplies.

32.

The charges for rental of a wheelchair, Hospital bed and other Durable Medical Equipment prescribed by a Physician and required for temporary therapeutic use, or the purchase of this equipment if economically justified, whichever is less. Benefits will be provided for the repair, adjustment or replacement of purchased Durable Medical Equipment or components only within a reasonable time period of purchase subject to the lifetime expectancy of the equipment.

	33.			The charges for Jobst elastic stockings when ordered by a Physician limited to three (3) pairs per Calendar Year.

	34.			The charges for custom bras for prostheses following a mastectomy limited to six (6) per Calendar Year.

35.

The charges for Orthotics/Orthosis when Medically Necessary (after or in lieu of surgery) when prescribed by a Physician, medically designed for a given patient and used to support, align, prevent or correct deformities or to improve the function of movable parts of the body.

36.

The charges for artificial limbs and eyes to replace natural limbs and eyes and other necessary prosthetic devices, but not the replacement thereof, unless the replacement is necessary because of physiological changes.

	37.			The charges for testing for the initial diagnosis of infertility. This is limited to procedures for diagnostic purposes only.

	38.			The charges for Genetic testing when there is a history of a genetic disorder in the Family.

39.

The charges for formulas necessary for the treatment of phenylketonuria or other heritable diseases. The benefits will be paid on the same basis that benefits would be paid for drugs ordered by a Physician. Phenylketonuria means an inherited condition that may cause severe mental retardation if not treated.

40.

The charges for Maternity care, on the same basis as any Illness covered under this Plan, for Covered Employees and covered Dependent spouses only. Other Dependents are not eligible for benefits under this provision. Plan coverage for a Hospital stay in connection with childbirth for both the mother and the newborn child will be no less than: forty-eight (48) hours following a normal vaginal delivery; or ninety-six (96) hours following a cesarean section, unless a shorter stay is agreed to by both the mother and her attending Physician.

	41.			The charges for one (1) sonogram per pregnancy if medically necessary.

42.

The charges for Routine Newborn Care for a well newborn child for Nursery room and board and routine Inpatient services required for the healthy newborn following birth. Covered Expenses will also include charges for pediatric services, newborn hearing exams and circumcision. Benefits will be payable from the date of birth until the date the child is discharged. Covered Charges are not subject to a separate Calendar Year Deductible and are payable under covered mother's claim.

	43.			The charges for injectable contraceptive serum administered in a Physician's office.

	44.			The charges for contraceptive implants as a surgical procedure in a Physician's office to a maximum of $1,200 per five (5) year period including insertion or removal.

	45.			The charges for services for voluntary Sterilization for Covered Employees and covered Dependent spouses.

	46.			The charges made by an Ambulatory Surgical Center, Minor Emergency Medical Clinic and Birthing Center.

	47.			The charges for the services of a Licensed State-Certified Midwife who is a Registered Nurse (R.N.).

48.

The charges for services and supplies in connection with non-experimental human Organ and Tissue Transplant procedures subject to special conditions and provisions. When a Hospital's or a Physician's medical care and services are required for any type of human organ or tissue transplant from a living donor (to a transplant recipient), which requires surgical removal of the donated organ or tissue, coverage under the Plan is available only under the following circumstances:

a.

When only the transplant recipient is a Covered Person, the benefits of the Plan will be provided to the donor to the extent that benefits are not provided to the donor under any other available coverage; or

b.

When only the donor is a Covered Person, the donor will receive benefits for care and services necessary to the extent such benefits are not provided to the donor under any other coverage available. Benefits will not be provided to any recipient who is not a Covered Person; or

	c.			When the transplant recipient and the donor are both Covered Persons, benefits will be provided for both in accordance with the recipient's Covered Expenses.

Benefits available in the case of human organ and tissue transplant are also subject to the following conditions:

	a.			Benefits will be provided only when the Hospital and Physician customarily bill for the medical care and services involved in the human organ or tissue transplant;
	b.			Under no circumstances will benefits be available for any "personal service" fee, organ or tissue fee or any other similar charge or fee;
	c.			Only those necessary Hospital and Physician's medical care and service expenses, with respect to the donation, will be considered for benefits; and
	d.			Benefits will be provided for the appropriate Hospital standard organ acquisition costs (live donor or cadaver), storage and transportation of human organ tissue donation.

See Organ Transplant Program section for information on additional benefits and participation requirements for Organ Transplant Program.

49.

The charges for treatment of Mental and Nervous Disorders will be payable as specified in the Schedule of Benefits. Benefits for Mental and Nervous Disorders are subject to the provisions of the Mental Health Parity Act of 1996 and any related amendments.

54.

The charges for treatment of Chemical Dependency, Drug and Substance Abuse. Inpatient/Outpatient Chemical Dependency Treatment Facility expenses shall also be payable as shown in the Schedule of Benefits. The Lifetime and/or Calendar Year Maximums for Inpatient/Outpatient Treatment and Office Visits are shown as separate items in the Schedule of Benefits.

	58.			The charges for Family counseling.

59.

The charges for treatment of Temporomandibular Joint Syndrome (TMJ) and related care to include the initial diagnostic visit, x-rays of the joint, injections into the joint and surgical repair of the temporomandibular joint, to exclude dental and orthodontic services.

	60.			The charge for hyperalimentation or Total Parenteral Nutrition (TPN) for persons recovering from or preparing for surgery.

	61.			The charges for Covered Wellness Procedures listed as Preventive and Wellness Care Benefits subject to the Calendar Year Maximum Wellness Benefit payable as specified in the Schedule of Benefits.

	62.			The charges for Hospital "admit kits."

	63.			The applicable sales tax for covered services and supplies.

	64.			The charges for the diagnosis and treatment of Attention Deficit Disorder (ADD) with the exclusion of charges for education and training.

	65.			The charges for the treatment of Sleep Disorders to include sleep studies/diagnostic testing, devices, equipment and surgery.

	66.			The charges for Allergy testing and treatment as specified in the Schedule of Benefits.

	67.			The charges for diabetic self-management medical and nutritional training for diagnosed cases of diabetes rendered by a licensed Practitioner when recommended as a course of treatment by a Physician.

MAJOR MEDICAL PLAN EXCLUSIONS AND LIMITATIONS

GENERAL EXCLUSIONS AND LIMITATIONS

The following exclusions and limitations apply to expenses incurred by all Covered Persons:

	1.			Charges incurred prior to the effective date of coverage under the Plan, or after coverage is terminated.

	2.			Charges incurred as a result of war or any act of war, whether declared or undeclared, or caused during service in the armed forces of any country.

	3.			Charges resulting from or sustained as a result of participation in a riot or civil insurrection.

4.

Charges arising out of or in the course of any occupation for wage or profit, or for which the Covered Person is entitled to benefits under any Workers' Compensation or Occupational Disease Law, or any such similar law.

5.

Hospital confinement, medical or surgical services or other treatment furnished or paid for by or on behalf of the United States, or any state, province or other political subdivision unless there is an unconditional requirement to pay such charges whether or not there is insurance.

	6.			Charges incurred for which the Covered Person, in the absence of this coverage, is not legally obligated to pay, or for which a charge would not ordinarily be made in the absence of this coverage.

	7.			Charges for Injury resulting from or sustained while engaged in an illegal occupation, unless such Injury is a result of a medical condition (either physical or mental) or an act of domestic violence.

8.

Charges for Injury resulting from or sustained during the commission of an assault or a crime punishable as a felony, unless such Injury is a result of a medical condition (either physical or mental) or an act of domestic violence.

	9.			Charges incurred in connection with any self-inflicted Injury or Illness unless the Injury or Illness is a result of a medical condition (either physical or mental) or an act of domestic violence.

10.

Charges for research studies and Experimental medical procedures, treatment, drugs, devices and related services considered to be Experimental/Investigational in nature as defined in the Plan Definitions. The Claims Administrator retains the right to have such medical expenses reviewed by an independent panel of peer reviewers to determine whether such expenses are considered accepted, standard medical treatment or are Experimental/Investigational.

	11.			Charges for any services or supplies not considered legal in the United States.

	12.			Charges incurred as the result of travel outside the United States or its territories specifically to receive medical treatment.

13.

Charges incurred for services or supplies which constitute personal comfort or beautification items, television or telephone use, or charges in connection with custodial care or expenses actually incurred by other persons.

14.

Charges incurred in connection with the care or treatment of, or operations which are performed for Cosmetic purposes of any kind including treatment or surgery for complications or correction of cosmetic surgery or treatment, except:

	a.			Reconstructive surgery as a result of an accidental bodily Injury;
	b.			The surgical correction required as a result of a congenital disease or anomaly;
	c.			Reconstructive surgery following neoplastic (cancer) surgery;
	d.			Reconstruction of the breast following mastectomy;
	e.			Surgery and reconstruction of the other breast to produce symmetrical appearance;
f.

Coverage for prostheses and physical complications related to all stages of covered mastectomy including lymphedemas, in a manner determined in consultation with the attending Physician and patient; and

g.

Removal of breast implants if deemed to be Medically Necessary and reconstructive breast surgery after implant removal. Breast reconstruction is not covered if the original implants were for cosmetic reasons. However, the removal of the implants is covered, if Medically Necessary, even if the original implant was for cosmetic reasons.

	NOTE:			The Plan's breast reconstruction surgery benefits are subject to the requirements of the Mastectomy Provision of the Women's Health and Cancer Rights Act of 1998.

	15.			Charges for wigs and hairpieces.

	16.			Charges in excess of Usual and Customary charges or charges not recommended and approved by a Physician.

17.

Charges incurred in connection with services and supplies which are not Medically Necessary for treatment of an active Illness or Injury unless listed as Covered Wellness Procedures in the Preventive and Wellness section of the Schedule of Benefits.

18.

Charges incurred for routine Physical Examinations, routine pap smear/gynecological exams, routine mammograms, PSA tests, Well-Baby/Well-Child check-ups and routine immunizations in excess of the Calendar Year Maximum Wellness Benefit as specified in the Schedule of Benefits.

19.

Charges for Custodial and maintenance care. Unless specifically mentioned otherwise, the Plan does not provide benefits for services and supplies intended primarily to maintain a level of physical or mental function.

	20.			Charges for services rendered by a Physician, nurse or licensed therapist who is a close relative of the Covered Person, or resides in the same household as the Covered Person.

21.

Charges for Hospitalization primarily for x-rays, laboratory, diagnostic study, physiotherapy, hydrotherapy, medical observation, convalescent or rest care, or any medical examination or test not connected with an active Illness or Injury.

	22.			Charges for Physician's fees for any treatment which is not rendered by or provided under the supervision of a Physician.

23.

Charges incurred in connection with routine vision exams or eye refractions in excess of the Calendar Year Maximum Wellness Benefit, and the purchase or fitting of eyeglasses and contact lenses. This exclusion/limitation shall not apply to the initial purchase of eyeglasses or contact lenses following cataract surgery.

	24.			Charges for any surgical procedure for the correction of a visual refractive problem including radial keratotomy, lasik or similar surgical procedures.

25.

Charges incurred in connection with routine hearing exams and charges for the purchase or fitting of hearing aids or such similar aid devices. This exclusion does not apply to Routine Newborn hearing exams and the initial purchase of a hearing aid if the loss of hearing is a result of an Illness, Accidental Injury or surgical procedure.

26.

Charges incurred for treatment on or to the teeth, the nerves or roots of the teeth, gingival tissue or alveolar processes; however, benefits will be payable for covered Oral Surgical procedures and treatment required because of Accidental Injury to sound natural teeth. All treatment must be rendered within twelve (12) months from the date of the accident unless Medically Necessary to delay treatment. This exception shall not in any event be deemed to include charges for treatment for the repair or replacement of a denture or bridgework. Injury to teeth from chewing or biting is not considered an Accidental Injury.

27.

Charges for callus or corn paring or excision; toenail trimming; any manipulative procedure for weak or fallen arches, flat or pronated foot, or foot strain, orthopedic shoes (unless attached to a brace), except for:

	a.			An open cutting operation for the treatment of weak, strained, flat, unstable or unbalanced feet, metatarsalgia or bunions;
	b.			Removal of nail roots;
	c.			Foot treatment required because of a metabolic or peripheral vascular disease; and
d.

Orthotics/Orthosis when Medically Necessary (after or in lieu of surgery) when prescribed by a Physician, medically designed for a given patient and used to support, align, prevent or correct deformities or to improve the function of movable parts of the body.

	28.			Charges for the treatment of obesity or charges related to weight control even for Morbid Obesity.

	29.			Charges for weight loss programs and nutritional supplements even when recommended by a Physician.

	30.			Charges for the treatment of smoking/tobacco addiction even when overall health of patient would be improved.

31.

Charges for Botox injections unless Medically Necessary for the following diagnoses: Achalasia, Hemifacial spasm (once brain tumor is ruled out), Neurogenic incontinence secondary to spinal cord injury when other treatments have failed, Blepharospasm, Spasmadic Torticollis or Cervical Dystonia, Strabismus (patient specific).

	32.			Charges for education or training of any type including those for learning disabilities except diabetic self-management medical training for diagnosed cases of diabetes.

	33.			Charges for acupuncture, hypnotherapy, behavior training, biofeedback and similar programs.

	34.			Charges for the treatment of Mental and Nervous Disorders in excess of the Calendar Year Maximum Benefits as specified in the Schedule of Benefits.

	35.			Charges for the treatment of Chemical Dependency, Drug and Substance Abuse in excess of the Lifetime and/or Calendar Year Maximum Benefits as specified in the Schedule of Benefits.

	36.			Charges for services rendered by or in connection with a Residential Treatment Center.

	37.			Charges for marriage counseling and Outpatient group therapy.

	38.			Charges for Psychological Testing and I.Q. testing.

39.

Charges for Chiropractic Care in excess of the Calendar Year Maximum Benefit as specified in the Schedule of Benefits and maintenance therapy in accordance with the Utilization Review Company's criteria for maintenance care.

	40.			Charges for massage therapy unless services are provided under a Physical Therapy Treatment Plan.

41.

Charges for services or supplies rendered to any Covered Employee or Dependent in connection with the voluntary interruption of a Pregnancy, unless the voluntary interruption of Pregnancy is Medically Necessary and the life of the Covered Person would be endangered if the fetus were carried to term, or if Pregnancy is the result of a criminal act such as rape or incest, or if a fetal or chromosomal abnormality exists which was diagnosed prior to the abortion. Benefits for treatment of complications arising from, or as the result of, any voluntary interruption of Pregnancy will be payable on the same basis as an Illness.

	42.			Pregnancy and maternity charges incurred by Dependents other than Covered Dependent Spouses.

	43.			Charges related to or in connection with newborns of Dependent children, unless newborn child meets the definition of an eligible Dependent.

	44.			Charges for portable uterine monitors unless approved by the Utilization Review Company and/or Large Case Management.

45.

Charges related to or in connection with the treatment of infertility to include fertility studies, sterility studies, procedures to restore or enhance fertility, artificial insemination or in-vitro fertilization or other similar procedures.

	46.			Charges resulting from or in connection with the reversal of a sterilization procedure.

47.

Charges for any form of contraception, except oral contraceptives, prescribed by a Physician specified as covered by the Prescription Drug Expense Benefit or the Mail Order Prescription Drug Plan, contraceptive injections administered in a Physician's office, and insertion and removal of contraceptive implants to a maximum of $1,200 per five (5) year period.

	48.			Charges related to or in connection with sex change procedures and charges for sexual dysfunctions or inadequacies that do not have a physiological or organic basis.

	49.			Charges related to or in connection with Experimental Organ and Tissue Transplants including any animal organ transplants.

	50.			Charges related to or in connection with Organ and Tissue Transplants in excess of the Maximums specified in the Organ Transplant Program Schedule of Benefits.

	51.			Charges for dental and orthodontic care related to Temporomandibular Joint Syndrome (TMJ).

	52.			Charges for Private Duty Nursing in excess of the Lifetime Maximum Benefit as specified in the Schedule of Benefits.

	53.			Charges for Speech Therapy to correct pre-speech deficiencies or therapy to improve speech skills not fully developed unless related to an Illness or Injury.

54.

Charges subject to the Pre-existing Condition Exclusion Limitation of the Plan except charges for Prescription Drugs covered under the Mail Order Prescription Drug Plan are not subject to the Pre-existing Condition Exclusion Limitation. For complete list of Pre-existing exceptions, refer to Pre-existing Condition Exclusion Limitation section.

	55.			Any portion of the billed charges for services or supplies which the provider offers to waive, such as the portion which would not be paid by the Plan due to Deductible or Coinsurance provisions.

	56.			Charges for purchase or rental of Continuous Passive Motion (CPM) equipment, unless used for post surgical rehabilitation.

	57.			Charges for nerve stimulators and TENS units.

	58.			Charges incurred for procurement and storage of one's own blood except for procurement and storage of one's own blood if obtained within three (3) months prior to a scheduled surgery.

	59.			Claims received after twelve (12) months from the date the service was rendered.

ORGAN TRANSPLANT PROGRAM

NOTIFICATION TO UTILIZATION REVIEW COMPANY REQUIRED FOR COORDINATION OF CARE*

Expenses incurred in connection with any Organ or Tissue Transplant listed in this provision will be covered subject to notification and referral to the Plan Administrator's authorized review specialist. (Cornea transplants are not subject to the notification provision, but will be considered on the same basis as any other medical expense coverage under this Plan.) Transplant coverage is offered under this Plan through a Preferred Provider Network of specialized professionals and facilities. Coverage is also provided for Transplant services obtained outside of the Preferred Provider Network, at a reduced benefit level.

As soon as reasonably possible, but in no event more than ten (10) days* after a Covered Person's attending Physician has indicated that the Covered Person is a potential candidate for a transplant, the Covered Person or his Physician should notify the Plan Administrator's Utilization Review Company for referral to the Network's Medical Review Specialist, for evaluation and coordination of care. A comprehensive treatment plan must be developed for this Plan's medical review, and must include such information as diagnosis, the nature of the transplant, the setting of the procedure (i.e., name and address of the Hospital), any secondary medical complications, a five (5) year prognosis, two (2) qualified opinions confirming the need for the procedure, as well as a description and the estimated cost of the proposed treatment (one or both confirming second opinions may be waived by the Plan's Medical Review Specialist). Additional attending Physician's statements may also be required. The Covered Person may provide a comprehensive treatment plan independent of the Preferred Provider Network, but this will be subject to medical appropriateness review and may result in non-network benefit coverage.

All potential transplant cases will be assessed for their appropriateness for Large Case Management.

*Failure to notify the Utilization Review Company of a transplant procedure will result in the application of a $5,000 Deductible to all Covered Expenses incurred as a result of the transplant. This Deductible is in addition to any other Plan Deductible and Copayment requirements that would normally be applicable to the transplant procedure.

ORGAN TRANSPLANT NETWORK

As a result of the medical review, the Covered Person will be asked to consider obtaining transplant services from a participating Center of Excellence facility arranged by the Plan Administrator's authorized review specialist. The purpose of designating Centers of Excellence networks is to perform necessary transplants in the most appropriate setting for the procedure, to improve the quality and probability of a successful outcome and reduce the average cost of the procedures.

There is no obligation for the patient to use a Participating Transplant Network Facility. However, benefits for the transplant and its related expenses may vary depending on whether services are provided in or out of the Transplant Network. If a transplant is performed Out-of-Network, but the Covered Person has received approval from the Plan's Medical Review Specialist for Out-of-Network services, then Network Benefits will apply to the transplant and its related expenses. If services are provided Out-of-Network without approval from the Medical Review Specialist, then Out-of-Network Benefits will apply.

TRANSPLANT BENEFIT PERIOD

Covered Transplant Expenses will accumulate during a Transplant Benefit Period and will be charged toward the Transplant Benefit Period Maximums, if any, shown in the Transplant Schedule of Benefits. The term "Transplant Benefit Period" means the period beginning on the date of the initial evaluation and ending on the date twelve (12) consecutive months following the date of the transplant. (If the transplant is a bone marrow transplant, the date the marrow is re-infused is considered the date of the transplant.)

COVERED TRANSPLANT EXPENSES

The term "Covered Expenses" with respect to transplants includes the reasonable and customary expenses for services and supplies which are covered under this Plan (or which are specifically identified as covered only under this provision) and which are Medically Necessary and appropriate to the transplant, including:

	1.			Charges incurred in the evaluation, screening and candidacy determination process.

	2.			Charges incurred for organ transplantation.

	3.			Charges for organ procurement, including donor expenses not covered under the donor's plan of benefits.

Coverage for organ procurement from a non-living donor will be provided for costs involved in removing, preserving and transporting the organ.

Coverage for organ procurement from living donor will be provided for the costs involved in screening the potential donor, transporting the donor to and from the site of the transplant, as well as for medical expenses associated with removal of the donated organ and the medical services provided to the donor in the interim and for follow up care.

If the transplant procedure is a bone marrow transplant, coverage will be provided for the cost involved in the removal of the patient's bone marrow (autologous) or the donor's marrow (allogenic). Coverage will also be provided for search charges to identify an unrelated match and treatment and storage cost of the marrow, up to the time of re-infusion. (The harvesting of the marrow need not be performed within the Transplant Benefit Period.)

	4.			Charges incurred for follow up care, including immuno-suppressant therapy.

5.

Charges for transportation to and from the site of the covered organ transplant procedure for the recipient and one (1) other individual, or in the event that the recipient or the donor is a minor, two (2) other individuals. In addition, all reasonable and necessary lodging and meal expenses incurred during the Transplant Benefit Period will be covered up to a Maximum of $10,000 per transplant period.

RE-TRANSPLANTATION

Re-transplantation will be covered up to two (2) re-transplants, for a total of three (3) transplants per person, per lifetime. Each transplant will be subject to the Notification and review requirement for organ transplant. Each transplant and re-transplant will have a new Benefit Period and a new Maximum Benefit, subject to the Plan's overall per person Maximum Lifetime Benefit.

ACCUMULATION OF EXPENSES

Expenses incurred during any transplant period for the recipient and for the donor will accumulate towards the recipient's benefit and will be included in the Plan's overall per person Maximum Lifetime Benefit.

DONOR EXPENSES

Medical expenses of the donor will be covered under this provision to the extent that they are not covered elsewhere under this Plan or any other benefit plan covering the donor. In addition, medical expense benefits for a donor who is not a Plan Participant under this Plan are limited to a Maximum of $10,000 per transplant benefit period when the transplant services are provided Out-of-Network. This limit does not apply to the donor's transportation and lodging expenses described above under Covered Transplant Expenses.

PRE-EXISTING CONDITIONS LIMITATION
Transplant charges will be subject to the Plan's Pre-existing Condition Exclusion Limitation.

EXTENDED BENEFITS IN THE EVENT OF TERMINATION

In the event of termination of the Plan, or of the recipient's termination of membership in an eligible class, if a transplant treatment program had commenced while coverage was in force and benefits had not been exhausted, then benefits will be paid for expenses related to the same organ transplant which are incurred during the lesser of: a. the remainder of that transplant benefit period; or b. one (1) month after termination of the Plan or membership, as though coverage had not ended.

ORGAN TRANSPLANT SCHEDULE OF BENEFITS

	Transplant Procedure			Network Benefits	Non-Network Benefits

	Heart			100% of eligible charges	100% of eligible charges, up to an overall Maximum of $110,000 including a Physician's Maximum of $20,000

	Lung			100% of eligible charges	100% of eligible charges, up to an overall Maximum of $155,000 including a Physician's Maximum of $20,000

	Bone Marrow			100% of eligible charges	100% of eligible charges, up to an overall Maximum of $130,000 including a Physician's Maximum of $20,000

	Liver			100% of eligible charges	100% of eligible charges, up to an overall Maximum of $130,000 including a Physician's Maximum of $20,000

	Heart/Lung			100% of eligible charges	100% of eligible charges, up to an overall Maximum of $150,000 including a Physician's Maximum of $20,000

	Pancreas			100% of eligible charges	100% of eligible charges, up to an overall Maximum of $70,000 including a Physician's Maximum of $20,000

	Kidney			100% of eligible charges	100% of eligible charges, up to an overall Maximum of $55,000 including a Physician's Maximum of $20,000

	Kidney/Pancreas			100% of eligible charges	100% of eligible charges, up to an overall Maximum of $95,000 including a Physician's Maximum of $20,000

COORDINATION OF BENEFITS

The Coordination of Benefits provision is intended to prevent the payment of benefits which exceed Covered Expenses. It applies when the Plan Participant is also covered by another plan or plans. When more than one coverage exists, one plan (primary plan) normally pays its benefits in full and the other plans (secondary plans) pay a reduced benefit. This Plan may pay either its benefits in full or a reduced amount which, when added to the benefits payable by the other plan or plans, will not exceed 100% of Allowable Expenses. Only the amount paid by this Plan will be charged against the Plan Maximums.

The Coordination of Benefits provision applies whether or not a claim is filed under the other plan or plans. If needed, authorization must be given to this Plan to obtain information as to benefits or services available from the other plan or plans, or to recover overpayments.

All benefits contained in the Plan Document are subject to this provision.

For purposes of this Coordination of Benefits provision the term "plan" as used herein will mean any plan providing benefits or services for medical or dental treatment, and such benefits or services are provided by:

	1.			Group insurance or any other arrangement for coverage for Covered Persons in a group whether on an insured or uninsured basis, including but not limited to:
	a.			Hospital indemnity benefits; and
	b.			Hospital reimbursement-type plans which permit the Covered Person to elect indemnity at the time of claims;
	2.			Hospital or medical service organizations on a group basis, group practice and other group pre-payment plans;
	3.			Hospital or medical service organizations on an individual basis having a provision similar in effect to this provision;
	4.			A Licensed Health Maintenance Organization (HMO);
	5.			Any coverage for students which is sponsored by, or provided through, a school or other educational institution;
	6.			Any coverage under a governmental program, and any coverage required or provided by any statute;
	7			Group automobile insurance;
	8.			Individual automobile insurance coverage on an automobile leased or owned by the Employer; or
	9.			Any individual automobile insurance, including no fault automobile insurance on an individual basis.

The term "plan" will be construed separately with respect to each policy, contract, or other arrangement for benefits or services, and separately with respect to that portion of any such policy, contract, or other arrangement which reserves the right to take the benefits or services of other plans into consideration in determining its benefits and that portion which does not.

The term "Allowable Expense" means any necessary item of expense, for which the charge is Usual and Customary, or is based on the contracted fee schedule of an alternate care delivery system, a portion of which is covered under at least one of the plans covering the person for whom the claim is made. When a plan provides benefits in the form of services rather than cash payments, then the reasonable cash value of each service rendered will be deemed to be both an Allowable Expense and a benefit paid.

The term "Claim Determination Period" means a Calendar Year, a Plan Year or that portion of a Calendar or Plan Year during which the Covered Person, for whom claim is made, has been covered under this Plan.

COORDINATION PROCEDURES

Notwithstanding the other provisions of this Plan, benefits that would be payable under this Plan will be reduced so that the sum of benefits and all benefits payable under all other plans will not exceed the total of Allowable Expenses incurred during any Claim Determination Period with respect to Covered Persons eligible for:

	1.			Benefits, either as an insured person or employee or as a Dependent, under any other plan which has no provision similar in effect to this provision.

	2.			Dependents' benefits under this Plan who are also eligible for benefits:

	a.			As an insured person or employee under any other plan; or
	b.			As a Dependent child of an insured person or employee covered under any other plan.

3.

A Covered Person under this Plan who is also eligible for benefits as an insured person or employee under any other plan and has been covered continuously for a longer period of time under such other plan.

For the purpose of determining the applicability of and for implementing this provision, or any provision of similar purpose in any other plan, the Plan Administrator may, without the consent of or notice to any person, release to or obtain from any other insurance company or other organization or person any information with respect to any person, which the Plan Administrator deems to be necessary for such purposes. Any Covered Person claiming benefits under this Plan will furnish to the Plan Administrator such information as may be necessary to implement this provision or to determine its applicability.

ORDER OF BENEFIT DETERMINATION

Each plan makes its claim payment according to where it falls in this order, if Medicare is not involved:

	1.			If a plan contains no provision for Coordination of Benefits, then it pays primary before all other plans.

2.

The plan which covers the Covered Person as an employee (or named insured) pays primary as though no other plan existed; remaining recognized charges are paid under a secondary plan which covers the claimant as a Dependent.

	3.			If the Covered Person is a Dependent child:

	a.			Whichever parent has a birthday anniversary which occurs earlier in the Calendar Year shall be considered to have the primary plan;
	b.			If birthday anniversaries are the same, then the plan of the parent who has been covered under his/her plan for the longer period of time will be primary; and
	c.			If the plan with which this Plan is to be coordinated does not include the requirements shown above, then the plan without such requirements will be primary.

	4.			If the Covered Person is a Dependent child and the parents are divorced, then:

	a.			The plan of the parent with custody pays first, unless a court order or decree specifies the other parent to have financial responsibility, in which case that parent's plan would pay first; or
	b.			The plan of a step-parent with whom the child lives pays second (if applicable).

	5.			If the order set out in 1, 2, 3 or 4 above does not apply in a particular case, then the plan which has covered the Covered Person for the longest period of time will pay first.

FACILITY OF PAYMENT

Whenever payments which should have been made under this Plan in accordance with this provision have been made under any other plan or plans, the Plan Administrator will have the right, exercisable alone and in its sole discretion, to pay to any insurance company or other organization or person making such other payments any amounts it will determine in order to satisfy the intent of this provision, and amounts so paid will be deemed paid under this Plan and to the extent of such payments, the Plan Administrator will be fully discharged from liability under this Plan.

The benefits that are payable will be charged against any applicable Maximum payment or benefit of this Plan rather than the amount payable in the absence of this provision.

COORDINATION WITH MEDICARE

Notwithstanding all other provisions of this Plan, Covered Persons who are eligible for Medicare benefits, will be entitled to benefits under this Plan which will be coordinated with Medicare in accordance with the coordination of benefits provision of this Plan and subject to the rules and regulations as specified by the Tax Equity and Fiscal Responsibility Act of 1982 as they may be amended from time to time.

COORDINATION WITH AUTOMOBILE INSURANCE COVERAGE

The Plan's liability for expenses arising out of an automobile accident is based on the type of automobile insurance law enacted by the Covered Person's state. Nationally, there are three types of state automobile insurance laws:

1. No-fault automobile insurance laws;
2. Financial responsibility laws; or
3. Other automobile liability insurance laws.

COORDINATION WITH AUTO NO-FAULT COVERAGE

Except as required by law, the Plan is secondary to any no-fault automobile coverage. It is not intended to reduce the level of coverage that would otherwise be available through a no-fault automobile insurance policy nor does it intend to be primary in order to reduce the premiums or cost of no-fault automobile coverage.

If the Covered Person or their Covered Dependent incur Covered Charges as a result of an automobile accident (either as driver, passenger or pedestrian), the amount of Covered Charges that the Plan will pay is limited to:

1. Any Deductible under the automobile coverage;
2. Any Copayment under the automobile coverage;
3. Any expense properly excluded by the automobile coverage that is a Covered Charge; and
4. Any expense that the Plan is required to pay by law.

Any Individual is considered to be covered under an automobile insurance policy if he/she is either:

1. An owner or principal named insured of the policy;
2. A Family member of a person insured under the policy; or
3. A person who would be eligible for medical expense benefits under an automobile insurance policy if this Plan did not exist.

COORDINATION WITH FINANCIAL RESPONSIBILITY LAW

The Plan is secondary to automobile coverage or to any other party who may be liable for the Covered Person's medical expenses resulting from the automobile accident.

If Covered Person's state has a "financial responsibility" law which does not allow the Plan to pay benefits as secondary or which does not allow the Plan to advance payments with the intent of subrogating or recovering the payment, the Plan will not pay any benefits related to an automobile accident for the Covered Person or their Dependents.

COORDINATION WITH OTHER AUTOMOBILE LIABILITY INSURANCE

If the Covered Person's state does not have a no-fault automobile insurance law or a "financial responsibility" law, this Plan is secondary to their automobile insurance coverage or to any other party who may be liable for the Covered Person's medical expenses resulting from the automobile accident.

COORDINATION WITH UNDERINSURED/UNINSURED MOTORIST COVERAGE

If the Covered Person is involved in an automobile accident and as a result of the accident, the Plan pays benefits and if the Covered Person receives a settlement from their uninsured or underinsured motorist policy, the Plan is entitled to receive from the proceeds of the settlement with the uninsured or underinsured motorist coverage, the expenses of the Plan. The Plan is not entitled to receive any recovery that is in excess of its expenses. The Plan agrees to payment of benefits prior to the receipt by the Covered Person of any recovery from their underinsured or uninsured motorist policy. The Covered Person agrees to notify the Plan of the existence of a recovery from an underinsured or uninsured motorist policy and further agrees to remit to the Plan the proceeds of any recovery received from an underinsured or uninsured motorist policy up to the expenditures made by the Plan. Any expenses by the Plan which are in excess of the proceeds received by the underinsured/uninsured motorist policy will be the responsibility of the Plan pursuant to the terms and conditions of the Plan.

SUBROGATION

PLAN'S RIGHT TO SUBROGATION AND REIMBURSEMENT

In the event of any benefit payments made under the Plan to or on behalf of a Covered Person an automatic equitable subrogation lien, to the extent of such payments, attaches in favor of the Plan to all the rights of recovery and other rights of the Covered Person arising out of any claim or cause of action that may accrue because of the alleged malpractice, accidental, negligent, intentional, or tortious conduct, act or omission, of another person or entity (hereinafter all such persons or entities will be individually and collectively referred to as a "third party"). The Covered Person, by participation in this Plan, agrees that he/she and his/her estate, and the legal representatives of his/her estate, will be obligated and that the Plan will be fully subrogated under this automatic equitable subrogation lien to any recovery or right of recovery that he/she or the estate may have against any third party, including without limitation, any wrongful death claim. State law doctrines and rules, such as the "make whole" doctrine, the "anti-assignment" rule, or any other state law or rule, will not prevent the Plan from recovering 100% of its payments from the proceeds of the recovery.

The Covered Person, or the legal representative of beneficiaries of the Covered Person or his/her estate, must notify the Plan Administrator of any claim or lawsuit against a third party or insurance carrier within thirty (30) days of the date that the claim is made or the lawsuit is filed. The Plan Administrator, on behalf of the Plan, also has the right to pursue any action to enforce its automatic equitable subrogation lien against a third party or insurance carrier.

THE COVERED PERSON'S AGREEMENT TO SUBROGATION AND REIMBURSEMENT

The Covered Person, on behalf of himself/herself and each beneficiary of a payment made on the Covered Person's behalf, by accepting any Benefits under the Plan, consents and agrees:

1.

That the Plan will be promptly reimbursed for 100% of the payments made to or on the Covered Person's behalf under the Plan out of the first monies recovered as a result of any lawsuit, judgment, order, award, settlement, compromise, arbitration or other arrangement (regardless of whether there has been a full recovery or such sums are allocated to any particular type of loss, damage or expense and regardless of whether the Covered Person has been fully compensated for his losses or "made whole"); and

2.

To include all benefits paid or payable under the Plan in any liability or other claim against a third party or its insurance carrier. Furthermore, the Covered Person and said beneficiaries promise and agree to take such action, to furnish such information and assistance, to execute and deliver any assignments, subrogation and reimbursement agreements, and other instruments as the Plan Administrator or its agent may require to facilitate enforcement of the Plan's equitable subrogation lien and reimbursement rights, and not to prejudice, or in any way detrimentally affect, such rights. The Plan's rights will not be affected by any release, including a partial release, that is entered into without the consent of the Plan Administrator.

The Plan's automatic equitable subrogation lien and reimbursement rights will extend to:

1.

All conceivable sources of recovery, other than the Plan itself, including, by way of example and not limitation, any and all automobile insurance coverage (including uninsured/underinsured motorist coverage), no-fault coverage, medical insurance coverage, school insurance coverage, disability coverage, personal injury awards or settlements, and medical malpractice awards or settlements; and

2.

All types of payments made by or on behalf of a third party, regardless of how designated, including without limitation, payments for medical expenses, disability, accidental death or dismemberment, past or future wages or loss of earnings capacity, pain and suffering, mental anguish, loss of consortium or companionship, and exemplary damages of any kind. For purposes of clarity and not limitation, to the extent that a recovery from a third party is obtained by an attorney for the Covered Person, the full amount that the Plan is entitled to recover hereunder will not be offset or otherwise reduced by any attorney's fees or other costs of recovery that were not specifically approved in advance in writing by the Plan Administrator or its designated agent.

LIMITATION TO THE PLAN'S SUBROGATION AND REIMBURSEMENT RIGHTS

The Plan's automatic equitable subrogation lien and reimbursement rights:

1.

Will extend only to the recovery by the Plan of the benefits that it has paid or will pay to or on behalf of the Covered Person and the cost of prosecuting the claim for recovery, including reasonable attorney's fees and court and collection costs; and

	2.			Will fully apply and control even if the Covered Person or beneficiary thereof has only received a partial recovery from a third party.

SUBROGATION AND REIMBURSEMENT RIGHTS NOT AFFECTED BY PAYMENT

The Plan's automatic equitable subrogation lien and reimbursement rights will not be affected if benefits are paid under the Plan before the Plan Administrator or its agent obtains any additional agreements from the Covered Person (or from any other Payee) or if the Plan Administrator does not request any such agreement. In addition, the failure or refusal of a Covered Person (or other payee, if applicable) to sign an agreement at the request of the Plan Administrator or its agent recognizing the Plan's automatic equitable subrogation lien and reimbursement rights may result in a forfeiture of all benefits payable to that Covered Person (or other payee), as determined by the Plan Administrator, even if such benefits have already been paid. The Plan Administrator will retain a right to recover paid benefits which are forfeited in such a manner; moreover, any such failure or refusal will not affect the Plan's rights which will remain in full force and effect.

LIEN ON PROCEEDS

The Plan Administrator, on behalf of the Plan, will have a first and primary equitable lien against the proceeds of any settlement, award or judgment that result from a claim, lawsuit or other action by or on behalf of a Covered Person who received benefits under the Plan. Notice of the lien is sufficient to establish the Plan's lien against the third party or insurance carrier. The Plan Administrator will be entitled to:

	1.			Deduct the amount of the lien from any future claims payable to or on behalf of the Covered Person if:

	a.			The lien is not repaid or otherwise recovered by the Plan Administrator; or
b.

The Covered Person or other claimant fails to promptly notify the Plan Administrator of such a payment received from a third party or insurance carrier that is subject to the Plan's equitable subrogation lien and reimbursement rights.

2.

To otherwise take any action that the Plan Administrator deems necessary or appropriate, in its discretion, to enforce the Plan's rights to automatic equitable subrogation lien and reimbursement rights to the full extent permitted by law.

RIGHT TO RECEIVE AND RELEASE NECESSARY INFORMATION

For the purposes of determining the applicability of and implementing the terms of this Plan or any other Plan, the Plan Administrator or Claims Administrator may, without the consent of or notice to any person, release to or obtain from any insurance company or other organization or person any information which the Plan Administrator or Claims Administrator deems to be necessary for such purposes, with respect to any person claiming benefits under this Plan. Any person claiming benefits under this Plan shall furnish to the Plan Administrator or Claims Administrator such information as may be necessary to implement this provision. This paragraph does not apply to obtaining and releasing Protected Health Information (PHI), which is addressed in a separate section of this Plan.

CLAIM FILING procedures

NOTICE AND PROOF OF CLAIM FOR BENEFITS

Written notice and proof of an incurred claim should always be filed with the Claims Administrator as soon as possible. Claims must be filed within twelve (12) months from the date of service in order for such claim to be considered for coverage by the Plan. If an individual's coverage under the Plan ceases, all claims incurred prior to termination of coverage must be filed within twelve (12) months from the date of service or the claims will not be covered by the Plan. Claims must be filed sooner in certain circumstances. If the Plan is terminated, all claims incurred prior to the Plan termination must be received within ninety (90) days after the termination or the claims will not be covered. Any claims incurred after termination of Plan coverage for any reason are not covered under the Plan.

CLAIMS DETERMINATION

The Plan Administrator maintains procedures to evaluate health care claims, to determine benefits and to review claim appeals for disputed determinations. Time periods are established for responding to and reviewing all claims made under the Plan. These time periods specify the maximum time allowed for each phase of the claims process. All time is measured in calendar days beginning from the date the claim is received, even if the claim is incomplete when received. When additional information is requested by the Claims Administrator (other than as part of an Adverse Benefit Determination), the time period for making a benefit determination is tolled until the additional information is received by the Claims Administrator or until the claimant's allotted time for responding to the request for additional information expires, whichever happens first.

The Plan Participant will be notified of the Plan's benefit determination as follows:

Time Periods for Initial Benefit Determinations:

	1.			Initial Determination - After receiving the claim, the Plan has thirty (30) days in which to make a benefit determination.

2.

Extension of Initial Determination Period - One (1) extension of fifteen (15) days is permitted if the Claims Administrator determines that the extension is necessary due to matters beyond the control of the Plan and notifies the Claimant of the extension before the expiration of the initial thirty (30) day period of the circumstances requiring the extension of time and the date by which the Claims Administrator expects to render a decision.

Notice of Insufficient Information and Time Allowed Claimant to Provide Additional Information - If an extension, as described in (2), is necessary because additional information is needed from the Claimant in order for the Claims Administrator to process the claim, the notice of the extension must specifically describe the required information, and the Claimant must be afforded forty-five (45) days from the receipt of the notice to provide the specified information.

Time Periods for Appeal of Adverse Benefit Determinations:

1.

Time to Seek Appeal of Adverse Benefit Determination - A Claimant has one hundred eighty (180) days following receipt of a notification of an Adverse Benefit Determination within which to appeal the determination.

2.

Time for Decision on Appeal - There are two (2) levels of appeal, each of which requires a determination to be made within thirty (30) days of the receipt of the request, as explained further in the section entitled "Appeals Process."

NOTICE OF ADVERSE BENEFIT DETERMINATION

If the initial benefit determination is an Adverse Benefit Determination, notification will be sent to the Claimant and will include the following information:

	1.			The reason or reasons for the Adverse Benefit Determination;

	2.			References to the Plan provisions on which the Adverse Benefit Determination is based;

	3.			A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary;

4.

A description of the Plan's review procedures and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action following an Adverse Benefit Determination;

5.

If an internal rule, guideline, protocol, or other similar criterion was relied on in making the Adverse Benefit Determination, either the specific rule, guideline, protocol or other similar criterion or a statement that such was relied on in making the Adverse Benefit Determination and that a copy of the rule, guideline, protocol or other criterion will be provided free of charge on request; and

6.

If the Adverse Benefit Determination is based on a Medical Necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the Claimant's medical circumstances, or a statement that such explanation will be provided free of charge on request.

APPEAL PROCESS

The Plan provides for two (2) levels of appeal following an Adverse Benefit Determination. The Claimant has one hundred eighty (180) days following an Adverse Benefit Determination to file an appeal of that determination. The appeal process will include the following:

1.

Receipt of written request by the Claims Administrator from the Claimant or an authorized representative of the Claimant with the proper form for review of Adverse Benefit Determination initiates the appeal process.

	2.			The Claimant will have the opportunity to submit written comments, documents, records and other information relating to the claim.

	3.			The Claimant will be provided, on request and free of charge, reasonable access to and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits.

4.

The review of the Adverse Benefit Determination will take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

	5.			No deference will be afforded to the initial benefit determination.

	6.			The party reviewing the appeal may be neither the party who made the initial Adverse Benefit Determination nor a subordinate of the party who made the initial Adverse Benefit Determination.

7.

In deciding an appeal on which the Adverse Benefit Determination was based in whole or in part on a medical judgment, including whether a particular treatment, drug, or other item is experimental, investigational, or not Medically Necessary or appropriate, the Claims Administrator or the Plan Administrator, as appropriate depending on the level of appeal, will consult with a health care professional who has appropriate training and experience in the field of medicine involving the medical judgment. The health care professional consulted for the appeal will not be the health care professional or a subordinate of the health care professional consulted in connection with the Adverse Benefit Determination that is the subject of the appeal.

	8.			Medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the Adverse Benefit Determination will be identified.

9.

The first level of appeal will be the responsibility of the Claims Administrator and will be decided within thirty (30) days of the Claims Administrator's receipt of the request. The second level of appeal will be the responsibility of the Plan Administrator and will be decided within thirty (30) days of the Plan Administrator's receipt of the request.

NOTICE OF BENEFIT DETERMINATION ON APPEAL

The Claimant will be notified of the Benefit Determination on Appeal. If there is an Adverse Benefit Determination on Appeal, the notification will include the following information:

	1.			The reason or reasons for the Adverse Benefit Determination;

	2.			References to the Plan provisions on which the Adverse Benefit Determination is based;

	3.			A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary;

4.

A description of the Plan's review procedures and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action following an Adverse Benefit Determination;

5.

If an internal rule, guideline, protocol, or other similar criterion was relied on in making the Adverse Benefit Determination, either the specific rule, guideline, protocol or other similar criterion or a statement that such was relied on in making the Adverse Benefit Determination and that a copy of the rule, guideline, protocol or other criterion will be provided free of charge on request;

6.

If the Adverse Benefit Determination is based on a Medical Necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the Claimant's medical circumstances, or a statement that such explanation will be provided free of charge on request;

	7.			If the notification is a notification of an Adverse Benefit Determination on the final level of appeal, a statement of the Claimant's right to bring an action under section 502(a) of ERISA; and

8.

The following statement: "You and your Plan may have other voluntary alternative dispute resolution options, such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office and your State Insurance Regulatory Agency."

Legal actions for benefits under the Plan may be brought by the Claimant following an Adverse Benefit Determination on appeal.

PHYSICAL EXAMINATION

The Plan Administrator or Claims Administrator has the right to have the Claimant examined as often as reasonably necessary while a claim is pending. Benefits are payable under this Plan only if they are Medically Necessary for the Illness or Accidental Injury of the Covered Person. This Plan reserves the right to make a utilization review to determine whether services are Medically Necessary for the proper treatment of the Covered Person. All such information will be confidential.

CLAIMS AUDIT

Once a written Claim for Benefits is received, the Claims Administrator, acting on the discretionary authority of the Plan Administrator, may elect to have such claim reviewed or audited for accuracy and reasonableness of charges as part of the adjudication process. This process may include, but may not be limited to, identifying charges for items/services that may not be covered or may not have been delivered, duplicate charges and charges beyond the reasonable, necessary and Usual and Customary guidelines as determined by the Plan.

PAYMENT OF CLAIMS

Plan benefits are payable to the Covered Employee unless the Claimant gives written direction, at the time of filing proof of such loss, to pay directly the health care provider rendering such services. Such payment to a health care provider is subject to the approval of the Plan Administrator. If any such benefit remains unpaid at the death of the Covered Employee, if the Claimant is a minor, or if the Claimant is, in the opinion of the Plan Administrator, legally incapable of giving a valid receipt and discharge for any payment, the Plan Administrator may, at its option, pay such benefits to any one or more of the following relatives of the Claimant: wife, husband, mother, father, child or children, brother or brothers, sister or sisters. Such payment will constitute a complete discharge of the Plan's obligation to the extent of such payment and the Plan Administrator will not be required to see the application of the money so paid.

GENERAL PROVISIONS

RIGHTS OF RECOVERY

Whenever payments have been made by the Plan with respect to allowable expenses in excess of the Maximum amount of payment necessary to satisfy the intent of this Plan, the Plan Administrator shall have the right, exercisable alone and in its sole discretion, to recover such excess payments.

MISSTATEMENT OF AGE

If the age of a Covered Person has been misstated and if the amount of contribution is based on age, an adjustment of contributions shall be made based on the Covered Person's true age. If age is a factor in determining eligibility or amount of coverage and there has been a misstatement of age, the coverages or amounts of benefits, or both, for which the person is covered shall be adjusted in accordance with the Covered Person's true age. Any such misstatement of age shall neither continue coverage otherwise validly terminated, nor terminate coverage otherwise validly in force. Contributions and benefits will be adjusted on the contribution due date next following the date of the discovery of such misstatement.

WAIVER OR ESTOPPEL

No term, condition or provision of the Plan shall be waived, and there shall be no estoppel against the enforcement of any provision of the Plan, except by written direction of the Plan Administrator. No such waiver shall be deemed a continuing waiver unless specifically stated. Each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

WORKERS' COMPENSATION NOT AFFECTED

This Plan is not in lieu of, and does not affect any requirement for coverage by Workers' Compensation Insurance or where permitted and applicable any other alternative form of Workers' Compensation benefits.

CONFORMITY WITH LAW

If any provision of this Plan is contrary to any law to which it is subject, such provision is hereby amended to conform thereto.

CONFORMITY WITH STATUTE(S)

Any provision of the Plan, which is in conflict with statutes that are applicable to this Plan, is hereby amended to conform to the minimum requirements of said statute(s).

NOTICES

All payments or notices of any kind to Employees, Participants, beneficiaries, or Plan officials may be mailed to the address for that person last appearing on the records of the Plan Administrator. When such a notice is mailed by first class mail, it is deemed to have been: (a) duly delivered on the date post-marked; and (b) duly received three (3) calendar days after being deposited, postage prepaid, in the United States Mail. When such a notice is delivered in person, it is deemed to have been received the same day as delivery. Each person must keep the Plan Administrator notified of his current address. If there is doubt about the accuracy of an address, the Plan may give notice, by registered mail, to any such person's last address, that payments and other mail are being withheld pending receipt of a proper mailing address from that person.

STATEMENTS

In the absence of fraud, all statements made by a Covered Person will be deemed representations and not warranties. No such representations will void the Plan benefits or be used in defense to a claim hereunder unless a copy of the instrument containing such representation is or has been furnished to such Covered Person.

MISCELLANEOUS

Section titles are for conveniences of reference only, and are not to be considered in interpreting this Plan.

No failure to enforce any provision of this Plan shall affect the right thereafter to enforce such provision, nor shall such failure affect its right to enforce any other provision of this Plan.

ASSIGNMENT

The benefits provided under this Plan shall not be assignable without the consent of the Plan Administrator. The Employee may authorize the Plan Administrator to pay benefits directly to the Hospital, Physician or other party providing medical treatment. Any such payment will discharge the Plan to the extent of payment made. Unless permitted by law, payments may not be attached, nor be subject to the Employee's debts.

ALLOCATION AND APPORTIONMENT OF BENEFITS

The Plan reserves the right to allocate the Deductible amount to any Covered Charges and to apportion the benefits to the Covered Person and any assignees. Such allocation and apportionment shall be conclusive and shall be binding upon the Covered Person and all assignees.

FACILITY OF PAYMENT

If a Claimant is a minor or is physically or mentally incapable of giving a valid release for payment, the Claims Administrator at its option, may make payment to a party who has assumed responsibility for the care of such person. Such payments will be made until claim is made by a guardian. If a Claimant dies while benefits remain unpaid, benefits will be paid at the Claim Administrator's option to:

1. The person or institution on whose charges claim is based; or
2. A surviving relative (spouse, parent or child).

Such payment will release the Plan Administrator and Claims Administrator of all further liability to the extent of payment

PRIVACY OF PROTECTED HEALTH INFORMATION (PHI)

Effective April 14, 2004, the Plan will not use or disclose PHI except as permitted by this section or as otherwise permitted or required by law, including but not limited to the Privacy Standards of the Health Insurance and Portability Act of 1996 (the "HIPAA Privacy Standards"), as they may be amended from time to time. Nothing in this section shall be construed to prohibit the Plan Sponsor's receipt of "summary health information", as described in the HIPAA Privacy Standards, for certain Plan Sponsor-related purposes, including obtaining premium bids for health insurance, making Plan design and funding decisions, and modifying, amending or terminating the Plan.

PLAN SPONSOR'S OBLIGATIONS REGARDING PROTECTED HEALTH INFORMATION (PHI)

Effective April 14, 2004, the Plan will disclose PHI to the Plan Sponsor only upon receipt of a certification by the Plan Sponsor to the Plan that the Plan has been amended to provide for the Plan Sponsor's receipt of PHI and that the Plan Sponsor agrees to comply with the following provisions:

	1.			The Plan Sponsor may use or disclose PHI for Plan enrollment purposes, including information as to whether an individual is enrolled in the Plan.

2.

The Plan Sponsor may use or disclose PHI for Plan administration functions, including for payment or health care operations purposes (as those terms are defined by the HIPAA Privacy Standards), and including quality assurance, claims processing, auditing and monitoring of the Plan.

	3.			The Plan Sponsor may not use or further disclose PHI other than as permitted or required by the Plan documents or by law.

4.

The Plan Sponsor must ensure that any agents, including subcontractors, to whom the Plan Sponsor provides PHI received from the Plan agree to the same restrictions and conditions that apply to the Plan Sponsor with regard to the PHI.

	5.			The Plan Sponsor may not use or disclose the PHI for employment-related actions and decisions or in connection with any other benefit or other Employee Benefit Plan of the Plan Sponsor.

6.

The Plan Sponsor must report to the Plan any use or disclosure of the PHI of which the Plan Sponsor becomes aware that is inconsistent with the uses or disclosures provided for under the terms of the Plan.

	7.			The Plan Sponsor must make PHI available for access in accordance with the HIPAA Privacy Standards regarding an individual's right to access his/her PHI.

8.

The Plan Sponsor must make PHI available for amendment and, if required by the HIPAA Privacy Standards, incorporate any amendment made to PHI in accordance with the HIPAA Privacy Standards regarding an individual's right to have his PHI amended.

9.

The Plan Sponsor must make available information necessary to provide an accounting to an individual in accordance with the HIPAA Privacy Standards regarding an individual's right to receive an accounting of disclosures of his/her PHI.

10.

The Plan Sponsor must make internal practices, books, and records relating to the use and disclosure of PHI available to the Secretary of Health and Human Services for purposes of determining compliance by the Plan with the HIPAA Privacy Standards.

11.

The Plan Sponsor must, if feasible, return or destroy all PHI received from the Plan that the Plan Sponsor still maintains in any form and retain no copies of such information when no longer needed for the purpose for which disclosure was made, except that, if such return or destruction is not feasible, the Plan Sponsor must limit further uses and disclosures to those purposes that make the return or destruction not feasible.

12.

The Plan Sponsor must ensure adequate separation between the Plan and the Plan Sponsor by restricting access to and use of the PHI to only those Employees of the Plan Sponsor with responsibilities related to the administrative functions the Plan Sponsor performs for the Plan, as such Employees may be designated or identified, by name, job title, or classification, from time to time in various Business Associate Agreements between the Plan and the Plan's Business Associates or in other documents governing the administration of the Plan.

13.

The Plan Sponsor must ensure adequate separation between the Plan and the Plan Sponsor by maintaining a procedure for resolving any issues of noncompliance with provisions of the Plan document by persons described in paragraph 12 above through training, sanctions and other disciplinary action, as necessary.

ELIGIBILITY FOR COVERAGE

Coverage provided under this Plan for Employees and their Dependents shall be in accordance with the Eligibility, Effective Date, and Termination provisions as stated in this Plan Document as follows.

WAITING PERIOD

A Waiting Period is the period of time an Employee must satisfy while working for the Employer before becoming covered under the Plan.

The Plan's Waiting Period for all Employees is three (3) months.

EMPLOYEE ELIGIBILITY

An Employee eligible for coverage under the Plan shall be an Employee who meets the requirements in either number 1 and 2 of the following conditions or number 3, number 4, or number 5:

	1.			Is regularly scheduled to work for the Employer on a Full-time Employment basis for at least thirty-five (35) hours per week; and
	2.			Has satisfied a Waiting Period of three (3) months of continuous employment;
	3.			Is a member of the Board of Directors, or is its General Counsel; (waiting period does not apply);
	4.			Agents who meet the eligibility requirements under the plan (see "Agent Eligibility"); or
5.

Former Presidents and Chairmen of the Board who have served for a period of seven (7) or more years since 1980 for services which may be requested hereafter, their dependents, and, at the time of their deaths, their surviving dependents. Coverage is also available under this section for the surviving dependents of current Presidents and Chairmen of the Board (otherwise covered under #1 and #3) who have served for a period of seven (7) or more years since 1980 and who die while actively employed by the company. Dependents who are covered under this section will be eligible for benefits and covered to the same extent that they would be covered as a dependent of a living Employee. Spouses who are covered under this section will be covered for their lifetimes, regardless of remarriage.

AGENT ELIGIBILITY

Domestic Agents (no additional enrollments allowed)

To remain eligible for each calendar year, during each calendar year the agent must be less than 65 years of age and must earn at least $45,000 of first-year commissions. Coverage is contributory and terminates when the agent reaches age 65. (The current Domestic Agent in excess of 65 years of age is grand-fathered on the plan.)

International Agents

To become eligible to enroll, the agent must be contracted for at least one year, the agent must have earned at least $68,000 in first-year commissions during a calendar year, and the agent must have at least 85% premium persistency for business issued during the prior 13 months and at least 75% premium persistency for business issued during the prior 24 months. To remain eligible for each subsequent calendar year, the agent must earn at least $68,000 of first-year commissions each calendar year and maintain at least 85% premium persistency for business issued in the prior 13 months and at least 75% premium persistency for business issued during the prior 24 months. Coverage is contributory.

International Agents Older than age 65

If an agent is at least 65 years of age, has been contracted continuously for at least ten (10) years, and has been enrolled in this Plan for at least five (5) years, the agent must maintain total commission of at least $20,000 (both first-year and renewal commissions) during each calendar year in order for the agent to remain eligible for coverage. Coverage is contributory.

DATE OF ELIGIBILITY

Each person so employed will be eligible for coverage on the date he/she meets the Employee Eligibility requirements in 1 and 2, 3, 4, or 5 stated above.

DEPENDENT ELIGIBILITY

A Dependent, as defined in the Plan Definitions, will be considered eligible for coverage on the date the Employee becomes eligible for Dependent coverage, subject to all limitations and requirements of this Plan, and in accordance with the following:

1.

A newborn child of a Covered Employee will be considered eligible and will be covered from the moment of birth for thirty (30) days for Injury or Illness, including the necessary care or treatment of medically diagnosed congenital defects, birth abnormalities or prematurity, Routine Newborn Care and Well Baby Care. Written notification must be received by the Plan Administrator within thirty (30) after the child's date of birth for continued coverage. A newborn of a Dependent child is not eligible for this Plan unless the newborn child meets the definition of an eligible Dependent.

2.

A new spouse of a Covered Employee and any Dependent children of a new spouse who meet the Plan's definition of "Dependent" will be considered eligible and will be covered on the date of the Covered Employee's marriage, provided the spouse and/or his/her children are enrolled as Dependents of the Covered Employee within thirty (30) days after the date of marriage.

3.

A child under the age of eighteen (18) placed with the Covered Employee for adoption, whether or not the adoption has become final, will be considered eligible and will be covered from the date of such adoption or placement for adoption. "Placement" means the assumption and retention by the Covered Employee of a legal obligation for total or partial support of such child in anticipation of adoption of such child.

4.

A child of a non-custodial parent, who is a Covered Employee, will be considered eligible if the Covered Employee is required to provide benefit coverage for the child in accordance with applicable requirements of a Qualified Medical Child Support Order (QMCSO) as required by ERISA.

5.

A Dependent child will be considered eligible if child is unmarried, under nineteen (19) years of age or twenty-five (25) years of age if a Full-time Student and primarily dependent upon the Covered Employee for support. Proof of Full-time Student status is required. See definition of Full-time Student.

6.

If a Dependent of a Covered Employee is to be enrolled in the Plan, other than at the time of his/her eligibility or birth, adoption, court order or marriage to the Covered Employee, that Dependent would be considered a Late Enrollee unless he/she qualifies for a Special Enrollment.

	7.			A spouse and/or child of a Covered Employee who previously was not eligible for the Plan will be considered eligible on the date he/she meets the Plan's definition of "Dependent."

The Eligibility provisions are subject to the requirements of the Omnibus Budget Reconciliation Act of 1993 (OBRA 1993) effective August 10, 1993 as the same may be later amended.

If both the husband and wife are employed by the Company, and both have Dependent(s) eligible for coverage, either the husband or wife, but not both, may elect Dependent coverage for their eligible Dependents.

An Employee cannot be covered as a Dependent under this Plan.

NOTE:	A Dependent, who was enrolled on the most recent restated date of this Plan and who met the Plan's prior definition of Dependent, is also considered eligible for this Plan.

QUALIFIED MEDICAL CHILD SUPPORT ORDERS/PLACEMENT FOR ADOPTION

The Plan will comply with the rules relating to adopted children, children placed for adoption, Qualified Medical Child Support Orders ("QMCSO"), and National Medical Support Notices ("NMSN"). The Plan will use the following rules related to children placed for adoption, QMCSOs and NMSNs.

This Plan will provide benefits in accordance with the applicable requirements of any QMCSO or NMSN. A QMCSO is a medical child support order of a court or of certain administrative agencies that creates, recognizes or assigns to a child of a Covered Employee the right to receive health benefit coverage under the Plan. A NMSN is an order issued by a state agency requiring the Plan to cover a child. To be qualified, a medical child support order must comply with state and federal laws and contain the following:

1.

The name and last known mailing address (if any) of both the Covered Employee and the child covered under the order except that, to the extent provided in the order, the name and mailing address of an official of a state or a political subdivision thereof may be substituted for the mailing address of any such alternate recipient.

	2.			A reasonable description of the type of coverage to be provided by the Plan for each child (or the manner in which the type of coverage will be determined).

	3.			The period of coverage to which the order applies.

In addition, a QMCSO or NMSN will generally not be considered qualified if it requires the Plan to provide certain benefits or options which are not otherwise provided by the Plan. The Plan Administrator will notify the Covered Employee of the receipt of a medical child support order and the procedures for determining whether it is a Qualified Medical Child Support Order or a NMSN. The Plan Administrator will then determine within a reasonable period of time whether the medical child support is a QMSCO or NMSN.

Covered Employees may request and receive, free of charge, a copy of Plan procedures relating to QMCSOs and NMSNs.

This Plan will also provide benefits to Dependent children placed for adoption on the same basis as natural children even prior to the adoption becoming final. A child will be considered "placed for adoption" with a Covered Employee if the Covered Employee has assumed a legal obligation for total or partial support of the child in anticipation of adoption of the child. For this reason, if a child is placed with a Covered Employee for adoption by an adoption agency or other entity, the Covered Employee must provide to the Plan Administrator documentation (e.g., signed court order) that the adoption agency or other entity had legal custody of the child on the date that the child was placed with the Covered Employee for adoption. The Plan Administrator will determine within a reasonable period of time whether a child has been "placed for adoption."

The Plan Administrator has final, discretionary authority to determine: (1) whether a medical child support order qualifies as a QMCSO or NMSN; and (2) whether a child has been "placed for adoption."

EFFECTIVE DATE OF COVERAGE

EMPLOYEE EFFECTIVE DATE

An eligible Employee, properly enrolled in the Plan, will be referred to as a "Covered Employee."

Each Employee's coverage under the Plan shall become effective on his/her Date of Eligibility, which is the date the Employee completes the three (3) month Waiting Period provided written application for coverage is made on or before his/her Date of Eligibility or within thirty (30) days after the Date of his/her Eligibility.

DEPENDENT EFFECTIVE DATE

Dependent coverage under the Plan shall become effective on the date of Dependent Eligibility, provided the Employee makes written application for Dependent coverage on or within thirty (30) days after the date of Dependent Eligibility subject to the enrollment requirements as follows:

	1.			In order to become covered under the Plan, eligible Dependents must be identified on an enrollment/change form.

2.

If the Employee makes written request for Dependent coverage on or before his/her own Date of Eligibility or within the thirty (30) days immediately following his/her own Date of Eligibility, then each eligible Dependent(s) coverages will become effective the same date the Employee's coverage is effective.

3.

If the Covered Employee makes written request to add a Dependent child to the Plan in accordance with a Qualified Medical Child Support Order (QMCSO), the effective date of coverage for the Dependent child will be the date specified in the QMCSO.

4.

If the Covered Employee makes written request to add a Dependent spouse and/or child who previously was not eligible for the Plan, the effective date of coverage is the date the individual meets the Plan's definition of Dependent.

LATE ENROLLEE

An Employee or Dependent who enrolls in the Plan more than thirty (30) days after the Date of his/her initial Eligibility is considered a Late Enrollee unless he/she qualifies for a Special Enrollment.

EMPLOYEE AND DEPENDENT SPECIAL ENROLLMENT PERIODS

The Plan provides Special Enrollment rights and Special Enrollment Periods for Employees and their Dependents who previously declined to enroll in the Plan and who remain eligible for the Plan.

SPECIAL ENROLLMENT PERIOD FOR LOSS OF OTHER COVERAGE

Eligible Employees and eligible Dependents who do not enroll in the Plan at their initial opportunity because of other health coverage and subsequently lose other sources of coverage (other than for cause or nonpayment of premium) have Special Enrollment rights. Special Enrollment in this Plan must be completed within thirty (30) days after the date other coverage ends. If an individual enrolls during a Special Enrollment Period, he/she is considered a Special Enrollee; he/she will not be considered a Late Enrollee.

Individuals, who previously declined coverage in the Plan because of other coverage, may be eligible to enroll in the Plan during the Special Enrollment Period if other coverage is lost due to one of the following:

	1.			The other coverage terminated as a result of legal separation, divorce, death, termination of employment or reduction in the number of hours worked;
	2.			COBRA continuation coverage was exhausted; or
	3.			Coverage was lost because Employer contributions were terminated.

Loss of coverage due to an individual's failure to pay premiums or contributions does not qualify for a Special Enrollment Period.

Length of Special Enrollment Period for Loss of Other Coverage

A request for a Special Enrollment due to loss of other coverage must be made no later than thirty (30) days after the exhaustion of COBRA coverage or the termination of other non-COBRA coverage as a result of the loss of eligibility or termination of Employer contributions toward that coverage.

Effective Date Of Coverage Following Special Enrollment For Loss Of Other Coverage

The effective date of coverage for an eligible Employee and his/her eligible Dependents who make written application for coverage during a Special Enrollment Period will be the day following the date of loss of other coverage.

SPECIAL ENROLLMENT PERIOD FOR NEW DEPENDENT

1.

An Employee who previously declined enrollment and who remains eligible for coverage under the Plan has Special Enrollment rights when the eligible Employee acquires a new Dependent through marriage, birth, adoption or placement for adoption.

2.

A new spouse is entitled to Special Enrollment rights when he/she becomes the spouse of a Covered Employee or when a child becomes a Dependent of a Covered Employee through birth, adoption or placement for adoption.

	3.			A person is entitled to Special Enrollment rights when the person becomes a Dependent of a Covered Employee through marriage, birth, adoption or placement for adoption.

4.

An Employee who previously declined enrollment and remains eligible for coverage under the Plan has Special Enrollment rights for himself/herself and the Employee's spouse if a child becomes a Dependent of the Employee through birth, adoption or placement for adoption.

Length of Special Enrollment Period for New Dependents

A request for a Special Enrollment due to acquiring New Dependents must be made no later than thirty (30) days after the date of marriage, birth, adoption or placement for adoption.

Effective Date of Coverage Following New Dependent Special Enrollment

The effective date of coverage for an eligible Employee and his/her eligible Dependents who make written application for coverage during a New Dependent Special Enrollment Period will be as follows:

	1.			In the case of marriage: the date of marriage;

	2.			In the case of a Dependent's birth: the date of birth; or

	3.	In the case of a Dependent's adoption or placement for adoption:		the date of such adoption or placement for adoption

NOTE:	Proof of Qualifying Event for Special Enrollment will be required.

ANNUAL OPEN ENROLLMENT PERIOD FOR THE EMPLOYEE HEALTH PLAN

The Annual Open Enrollment Period for the Employee Health Plan is the month of November of each year for coverage to become effective January 1 provided written application for coverage is made on or before the end of the Open Enrollment Period or within thirty (30) days after the Annual Open Enrollment Period. All eligible Employees and Dependents not currently enrolled in the Plan may do so during the Annual Open Enrollment Period. Re-enrollment for Covered Employees is not required unless a Covered Employee requests a coverage change.

LATE ENROLLEE

A Late Enrollee is an Employee or Dependent who gave up his/her initial opportunity to enroll in the Plan. A Late Enrollee can only enroll once a year during the Annual Open Enrollment Period for the Plan unless the person qualifies for a Special Enrollment or if there is a Status Change.

EMPLOYEE LATE ENROLLEE

An Employee is considered a Late Enrollee if:

	1.			He/she makes written application for coverage under the Plan more than thirty (30) days after the Date of his/her Eligibility;

	2.			He/she was not eligible for a Special Enrollment; or

	3.			He/she failed to enroll by the end of a Special Enrollment Period.

Effective Date Of Coverage For Employee Late Enrollees

The effective date of coverage for an Employee who is a Late Enrollee will be the effective date of the next Annual Open Enrollment for the Plan.

DEPENDENT LATE ENROLLEE

A Dependent is considered a Late Enrollee if:

1.

The Covered Employee makes written application for Dependent coverage after the thirty (30) day period immediately following his/her effective date of coverage and the Dependent was not enrolled by the end of a Special Enrollment Period;

2.

The Covered Employee makes written request to add a Dependent after the thirty (30) day period immediately following the date of birth, date of marriage, date of adoption or date of placement for adoption; or

3.

An eligible Employee (not currently enrolled in the Plan) makes written request to add a new Dependent more than thirty (30) days after the Dependent's date of birth, date of marriage, date of adoption or date of placement for adoption.

Effective Date of Coverage for Dependent Late Enrollees

The effective date of coverage for each Dependent who is a Late Enrollee will be the effective date of the next Annual Open Enrollment for the Plan.

The Eligibility and Effective Date provisions are subject to the requirements of the Omnibus Budget Reconciliation Act of 1993 (OBRA 1993) and the Health Insurance Portability and Accountability Act of 1996 (HIPAA) as they may be amended.

COVERAGE CHANGES

FOR EMPLOYEES PARTICIPATING IN THE SECTION 125 PLAN

Contributions to the National Western Life Insurance Company Employee Health Plan can be made on a "Salary Reduction" basis under Section 125 of the Internal Revenue Code. This allows premium contributions to be withheld from Employee's paycheck on a "pre-tax" basis before any Federal Income Tax or Social Security Tax is calculated.

The Annual Election Period for the Section 125 Plan is the same as the Annual Open Enrollment Period for the Health Plan. This is the month of November of each year for an effective date of January 1. Once an election is made to participate, this election can only be changed during the next year's Annual Election Period for the Section 125 Plan.

An exception to this annual election only rule is allowed if there is a change in status due to certain events including any of the following:

Status Changes

-    Marriage
-    Divorce or legal separation (in those states recognizing legal separation)
-    Birth or adoption of a child
-    Death of spouse or child
-    Commencement of spouse's employment
-    Termination of spouse's employment
-    Significant cost or coverage changes for Employee or spouse
-    Change from part-time to full-time employment (or vice-versa)/reduction or increase in hours
-    Unpaid leave of absence
-    Change in the residence or worksite
-    Dependent satisfies or ceases to satisfy the eligibility requirements for coverage
-    Qualified Medical Child Support Order (QMCSO)
-    Entitlement to or loss of eligibility for Medicare or Medicaid

An election change may be made only if one of these recognized changes in status will result in the gain or loss of eligibility for coverage of the Employee, the Employee's spouse or Dependent.

A written request for addition or deletion of coverage due to a Status Change must be made within thirty (30) days of that change or the exception will not apply.

Effective Date of Coverage Following Status Change

Most Status Changes qualify for Special Enrollment, see Employee and Dependent Special Enrollment Periods section.

If there is a Status Change which does not qualify for a Special Enrollment Period as outlined in Employee and Dependent Special Enrollment Periods, the effective date of coverage will be the date of the Status Change.

FOR EMPLOYEES NOT PARTICIPATING IN THE SECTION 125 PLAN

A request for coverage change (addition or deletion of coverage) can also be made when premium contribution is withheld from Employee's paycheck on an after-tax basis. A written request for deletion of coverage can be made by signing and completing a Change Form. Deletion of coverage is subject to the Plan's Termination provisions. A written request for addition of coverage can be made subject to the Plan's Annual Open Enrollment, Eligibility, Effective Date, Special Enrollment Period and Late Enrollee provisions.

TERMINATION OF COVERAGE

EMPLOYEE TERMINATION
Employee's coverage shall automatically terminate immediately upon the earliest of the following dates:

	1.			The date the Employee's employment terminates;
	2.			The date the Employee ceases to be eligible or ceases to be in a class of Employees eligible for coverage;
	3.			The date the Employee fails to make any required contribution for coverage;
	4.			The date the Plan is terminated; or with respect to any Employee benefits of the Plan, the date of termination of such benefit;
5.

The date the Employee enters the Uniformed Services of the United States or armed forces of any country or international organization on a full-time active duty basis if active duty is to exceed thirty-one (31) days;

	6.			The date the Employee requests termination of coverage;
	7.			The date the Employee fails to return to Full-time Employment following an approved Leave of Absence. See Coverage During Leave of Absence section; or
	8.			The date the Employee dies.

DEPENDENT TERMINATION
The Dependent coverage of an Employee shall automatically terminate immediately upon the earliest of the following dates:

	1.			The date the Dependent ceases to be an eligible Dependent as defined in the Plan;
	2.			The date of termination of the Employee's coverage under the Plan;
	3.			The date the Employee ceases to be in a class of Plan Participants eligible for Dependent coverage;
	4.			The date the Employee fails to make any required contribution for Dependent coverage;
	5.			The date the Plan is terminated; or with respect to any Dependent's benefit of the Plan, the date of termination of such benefit;
6.

The date the Employee or Dependent enters the Uniformed Services of the United States or armed forces of any country or international organization on a full-time active duty basis if active duty is to exceed thirty-one (31) days;

	7.			The date the Employee fails to return to Full-time Employment following an approved Leave of Absence. See Coverage During Leave of Absence section; or
	8.			The date the Employee dies.

Coverage for the covered Dependent spouse of a Former President or Chairman of the Board will terminate the date the covered Dependent dies. Coverage for the covered Dependent child of a Former President or Chairman of the Board will terminate when the child ceases to be an eligible Dependent as defined in the Plan.

Coverage may be continued under COBRA, but continuation of coverage is not automatic upon the occurrence of a Qualifying Event. A covered Employee or a covered Dependent is responsible for notifying the Plan Administrator within sixty (60) days after the date of the Qualifying Event (loss of coverage due to divorce, legal separation, or a Dependent child ceasing to qualify as a Dependent). A change form may be obtained from the Employer. Failure to provide such notice will result in loss of eligibility to elect COBRA coverage.

NOTE:	The Termination provisions are subject to the requirements of the Consolidated Omnibus Budget Reconciliation Act (COBRA), Public Law 99-272 and Company's Section 125 Plan.

COVERAGE DURING LEAVE OF ABSENCE

If, after depletion of sick leave and vacation time, active work ceases due to approved non-medical temporary Leave of Absence, lay-off, approved Medical and Disability Leave or approved Family and Medical Leave (FMLA), the Plan Administrator may, while Plan is in force, continue the Employee's coverage (Employee and Dependent) during the period after cessation of active work due to:

	1.			Approved non-medical temporary Leave of Absence or lay-off, but not for more than three (3) months provided any required Employee contributions are made; or

	2.			Approved Medical and Disability Leave but not for more than twelve (12) weeks provided any required Employee contributions are made; or

	3.			Approved Family and Medical Leave (FMLA), but not to exceed a period of twelve (12) weeks provided any required Employee contributions are made.

The three (3) month approved Leave of Absence and twelve (12) week Medical and Disability Leave are concurrent with the twelve (12) week approved Family and Medical Leave (FMLA) and not in addition to FMLA.

If Employee has not returned to Full-time Employment after completion of an approved Leave of Absence, coverage terminates and COBRA continuation becomes available on the basis of reduction in hours. See COBRA section. Failure of Employee to make the required Employee contributions during an approved Leave of Absence will also result in termination of coverage.

Family and Medical Leave is subject to the requirements of the Family and Medical Leave Act (FMLA), Public Law 103-3.

ACTIVE DUTY IN THE ARMED FORCES

If a Covered Employee and/or his/her covered Dependent(s) would lose Plan coverage as a result of the Employee being called for active duty in the armed forces of the United States, such a reduction in hours (or termination of employment) would be a COBRA qualifying event. Any coverage mandated under the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA) will run concurrently with federally mandated COBRA coverage. See COBRA section.

REINSTATEMENT OF COVERAGE / REHIRES

An Employee, whose employment/coverage was terminated due to temporary leave of absence or layoff, and who resumes employment with the Company within a six (6) month period immediately following the date of such termination, shall become eligible for reinstatement of coverage on the date he/she resumes employment, and his/her covered Dependents shall also become eligible for reinstatement on that date. Other than waiving the Waiting Period, the reinstated Employee and his/her Dependents are treated as new Covered Persons and are subject to the Pre-existing Condition limitations of the Plan unless COBRA had been elected or the Pre-existing Condition Exclusion Period is reduced by periods of Creditable Coverage (Certificate of Coverage) provided by the reinstated person(s) without a significant break in coverage. See Portability and Creditable Coverage.

An Employee whose coverage would terminate due to active duty in the Uniformed Services of the United States, and qualifies for Military Leave under Uniformed Services Employment and Reemployment Rights Act (USERRA) will be reinstated on the date he/she resumes employment with the Company provided that such resumption of employment is within the time period specified in USERRA. The Pre-existing Condition Exclusion Limitation will not apply to an Employee who is entitled to and is reinstated immediately after military service under USERRA. (This waiver does not provide coverage for an Illness or Injury caused or aggravated by military service as determined by the Veterans Administration).

The Reinstatement provision is subject to the requirements of the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA).

FAMILY AND MEDICAL LEAVE (FMLA)

All Employers employing at least fifty (50) workers within a seventy-five (75) mile radius of the work place must provide eligible Employees with up to twelve (12) weeks of job-protected leave of absence during a twelve (12) month period, as determined by the Employer, for any of the following situations:

The birth or adoption of a child;

The serious Illness of the Employee's spouse, child, or parent; or

The Employee's own disabling serious Illness.

ELIGIBLE EMPLOYEES:  Employees who have been employed by the Employer for at least twelve (12) months and who have worked at least 1,250 hours for the Employer during the previous twelve (12) months are eligible.

BENEFIT REQUIREMENT: The Employer must provide the same group health plan during the leave under the same level of contribution required during active employment.

RETURN TO EMPLOYMENT:  Although the leave is unpaid, the Employee must be guaranteed return to the same or equivalent position with equivalent Employee benefits, pay, and other terms of employment. (Note: an Employer may deny job restoration under the leave law to Employees who are in the highest paid 10% of Employees.)

Employee Benefits may include:				- group life - medical - dental
- educational benefits - annual leave - pensions
- sick leave - disability

If an Employee chooses not to retain medical coverage during FMLA leave, these benefits must be restored upon return to service. Employees must be treated as though no service interruption had occurred. This means that new Waiting Periods and Pre-existing Condition Limitations cannot be applied. Any period of coverage provided for disability may run concurrently with FMLA leave.

The above listing of Employee Benefits may or may not be applicable to every Company's Plan of Benefits. This section is intended as a summary of the Family and Medical Leave Act of 1993 (FMLA) effective August 5, 1993, not as a complete interpretation of the law.

CONTINUATION OF GROUP HEALTH COVERAGE (COBRA)

NOTE: COBRA DOES NOT APPLY TO FOREIGN NATIONAL EMPLOYEES

CONTINUATION OF COVERAGE
(Applies to Medical Coverage and Prescription Drug)

When Plan coverage terminates due to a Qualifying Event, a covered Employee or covered Dependent is a Qualified Beneficiary and eligible to elect continued group health coverage ("COBRA coverage"). COBRA coverage is the same health coverage that applies to covered Employees and covered Dependents under the Plan. However, the individual electing COBRA coverage must pay the full cost of the coverage plus an administrative fee of 2 percent.

The length of time COBRA coverage can be continued is based upon the date of and the applicable Qualifying Event as described below:

Maximum
	Qualified				Coverage
	Beneficiary			Qualifying Event	Period

	Covered Employee and/or			Loss of coverage due to	18 months
	Covered Dependent			termination of employment
(other than for gross misconduct)
or reduction in hours

	Disabled Covered Employee			Loss of coverage due to	29 months*
	and/or Disabled Covered			termination of employment
	Dependent and each Qualified			(other than for gross misconduct)
	Beneficiary who is not disabled			or reduction of hours

	Covered Dependent			Loss of coverage due to	36 months
divorce, legal separation, or
death of Employee

	Covered Dependent			Loss of coverage due to ceasing	36 months
to qualify as a Dependent child

QUALIFIED BENEFICIARY

A Qualified Beneficiary also includes a child born to or placed for adoption with a former covered Employee/Qualified Beneficiary during the period of COBRA coverage. Newborns and adopted children of former covered Employees/Qualified Beneficiaries have independent COBRA rights and can remain on the Plan even if the former covered Employee/Qualified Beneficiary drops coverage.

*SOCIAL SECURITY DISABILITY

If a covered Employee or a covered Dependent is determined to be disabled, as defined in the Social Security Act, on the date of the termination of employment, reduction in hours or if a covered Employee or a covered Dependent becomes disabled at any time during the first sixty (60) days of COBRA continuation coverage, the disabled person may continue COBRA coverage for up to twenty-nine (29) months from the date of termination of employment or reduction in hours, provided the Social Security Administration determines, not later than eighteen (18) months after the date of loss of coverage due to termination of employment or reduction in hours, that the individual is disabled and the individual notifies the Plan Administrator of the determination within sixty (60) days after the determination is made.

The cost of COBRA coverage for an individual entitled to extended coverage due to Social Security disability for the period after the end of the eighteen (18) month COBRA coverage period may increase to 150 percent of the full cost for active participants.

SECONDARY QUALIFYING EVENTS

If COBRA coverage is elected by a covered Dependent based on loss of coverage due to termination of employment or reduction of hours and a second Qualifying Event (divorce, legal separation, death or a Dependent child ceasing to qualify as a Dependent) occurs during the eighteen (18) month COBRA coverage period, the covered Dependent's maximum COBRA coverage period will begin on the date of the first Qualifying Event and continue for a thirty-six (36) month period. For example: If a covered Employee terminates employment on December 31, 2002, the Employee's covered Dependent elects COBRA coverage, and the former Employee dies before July 1, 2004 (that is prior to the end of the original eighteen (18) month COBRA coverage period), the maximum COBRA coverage period for the Dependent who elected COBRA coverage is extended until December 31, 2005.

EMPLOYEE RESPONSIBILITIES

COBRA coverage is not automatic upon the occurrence of a Qualifying Event. A covered Employee or a covered Dependent is responsible for notifying the Plan Administrator within sixty (60) days after the date of the Qualifying Event (loss of coverage due to divorce, legal separation, or a Dependent child ceasing to qualify as a Dependent). A change form may be obtained from the Employer. Failure to provide such notice will result in loss of eligibility to elect COBRA coverage.

A Qualified Beneficiary must elect COBRA coverage no later than sixty (60) days after the date the eligible individual is sent an election form describing his/her right to elect continuation coverage (COBRA Election Period). If a Qualified Beneficiary elects coverage during the sixty (60) day COBRA Election Period, coverage is continuous from the time coverage would otherwise have been lost. A properly completed election form must be returned to the Plan Administrator, signed and dated, by the end of the COBRA Election Period.

If premium payment is not sent with the election form, initial premium payment for COBRA coverage must be received no later than forty-five (45) days after the date COBRA coverage is elected. Initial payment must cover the retroactive monthly coverage period beginning with the date of loss of coverage. Coverage will not become effective until initial premium payment is received.

Coverage will remain in effect if subsequent premiums are paid no later than thirty (30) days after the due dates of such payments. Failure to pay premiums within the time periods specified will result in termination of COBRA coverage. Once continuation is terminated, the coverage cannot be reinstated. If timely payments of the premium are made to the Plan in an amount that is not significantly less than the amount the Plan requires to be paid for a period of coverage, then the amount paid is deemed to satisfy the Plan's requirement for the amount that must be paid for continuation coverage, unless the Plan notifies the Qualified Beneficiary of the amount of the deficiency and grants a reasonable period of time (30 days) for payment of the deficiency to be made. For purposes of this section an amount not significantly less than the amount the Plan requires to be paid shall be defined as not more than the lesser of fifty dollars ($50) or ten percent (10%) of the required payment amount.

TERMINATION OF COBRA CONTINUATION COVERAGE

COBRA coverage, for a Qualified Beneficiary who elects such coverage, will terminate prior to the completion of the eighteen (18) month, twenty-nine (29) month, or thirty-six (36) month period previously discussed upon one of the following occurrences

1.

The Qualified Beneficiary becomes covered by another group health plan after the date of COBRA election, unless the other plan contains any exclusion or limitation with respect to a Pre-existing Condition of the individual;

	2.			Required contributions are not paid by or on behalf of the Qualified Beneficiary in a timely manner;
	3.			The Qualified Beneficiary becomes entitled to benefits under Medicare after the date of COBRA election;
	4.			The Qualified Beneficiary makes a request, in writing, to terminate coverage; or
	5.			The Plan Sponsor ceases to provide any group health plan to any similarly situated Employee.

NEW DEPENDENTS

If during the eighteen (18) months, twenty-nine (29) months or thirty-six (36) months, if applicable, of COBRA coverage, a Qualified Beneficiary acquires new Dependents (such as through marriage), the new Dependent(s) may be added to the coverage according to the provisions of the Plan. However, the new Dependents do not gain the status of a Qualified Beneficiary and will lose coverage if the Qualified Beneficiary who added them to the Plan loses coverage.

An exception to this is a child who is born to, or a child who is placed for adoption with the covered Employee Qualified Beneficiary. If the newborn or adopted child is added to the covered Employee's COBRA continuation coverage, then unlike a new spouse, the newborn or adopted child will gain the rights of all other Qualified Beneficiaries. The addition of a newborn or adopted child does not extend the eighteen (18) or twenty-nine (29) month coverage period. Plan procedures for adding new Dependents can be found in the Eligibility and Effective Date sections of this Plan. Premium rates will be adjusted at that time to the applicable rate.

OPEN ENROLLMENTS

Should an Open Enrollment Period occur during the COBRA continuation period, the Plan Administrator will notify the COBRA Participant of that right as well. If an Open Enrollment Period occurs, the Qualified Beneficiary will have the same rights to select the coverage and any of the options or plans that are available for similarly situated non-COBRA Participants.

TIMING OF THE ELECTION NOTICE

If a Qualifying Event is the Plan Participant's loss of coverage due to termination of employment, reduction of hours or death, the Plan Administrator has forty-four (44) days to notify the Qualified Beneficiary of the right to elect COBRA coverage or, when applicable, the Plan Administrator must notify the COBRA Administrator within thirty (30) days of the Qualifying Event, and the COBRA Administrator has fourteen (14) days to notify the Qualified Beneficiary of the right to elect COBRA coverage.

EXPANDED COBRA AND HIPAA BENEFIT PROTECTION TRADE BILL OF 2002

The Trade Bill of 2002 expanded COBRA and HIPAA benefit protections for certain COBRA Qualified Beneficiaries who lose jobs and health benefits as a result of American jobs lost to overseas business or those affected by increased foreign imports.

Eligible COBRA Qualified Beneficiaries: To be eligible for TAA (Trade Adjustment Assistance) Benefits, an Employee must have been laid off or put on a reduced work schedule (hours of work reduced to 80% or less of average weekly hours and wages reduced to 80% or less of average weekly wage) on or after the impact date and before the ending date of certification.

In order for the U.S. Department of Labor to issue a Certification Regarding Eligibility to apply for Worker Adjustment Assistance, the following requirements must be met:

1. that workers have been totally or partially laid off; or
2. that sales or productions have declined; or
3. that increased imports have contributed importantly to worker layoffs.

Once the U.S. Department of Labor issues a Certification Regarding Eligibility, trade affected workers may apply for benefits under the TAA program.

If certification is received, then affected Qualified Beneficiaries are eligible for the expanded COBRA/HIPAA protections as follows:

65% COBRA Premium Tax Credit: While the tax credit is technically available back to January 1, 2002, a TAA Qualified Beneficiary can only claim the tax credit for months beginning 90 days after the enactment of the act on August 6, 2002 (November 6, 2002).

60-Day COBRA Election Period and New 18 Month Period: Since January 1, 2002, many TAA Qualified Beneficiaries have been offered the opportunity to elect continuation coverage, but did not do so because of the cost. In an effort to provide the tax credit to as many Qualified Beneficiaries as possible, Congress added a special 60-day COBRA election period to the Trade Bill.

HIPAA 63-Day Break in Coverage Rule Waived: When there is a break in coverage of more than 63 days between the time the original coverage ended and the time the COBRA continuation coverage would begin, current federal HIPAA rules would leave the Qualified Beneficiary subject to Pre-Existing Condition Exclusion provisions. Under the new Trade Bill provisions, under the above circumstances, the break in coverage would not be considered a break in coverage for purposes of portability.

USERRA CONTINUATION OF COVERAGE

These provisions summarize continuation of coverage under this Plan for employees absent from work due to military service. The Plan intends to provide benefits as mandated by the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA), and any amendments thereof.

As an Employee you have a right to choose this continuation of coverage if you are absent from work due to service in one of the uniformed services of the United States. "Service" means: active duty, active duty for training, initial active duty for training, inactive duty training, full-time National Guard duty and absence from work to determine the Employee's fitness for any of the designated types of duty.

Employees who are dishonorably discharged from the military are not eligible.

Under the law, the Employee must give the Employer written or verbal advance notice of the military leave, if it is practical to do so. A designated, authorized officer of the branch of the military in which the Employee will be serving may also provide such notice directly to the Employer.

If you choose Continuation of Coverage, the Employer is required to offer you coverage identical to that provided under the Plan prior to your military leave. Like COBRA coverage, such coverage may be continued for up to eighteen (18) months during a period of military service. The cumulative length of the Employee's absences cannot exceed five (5) years.

If you feel you might have continuation rights under USERRA, please contact Human Resources as soon as possible.

DEFINITIONS

Terminology listed below, along with the definition or explanation of the manner in which the term is used, will be recognized for the purpose of this Plan, only if used in this Plan. Terms defined, but not used in this Plan, are to be considered general in nature and are in no way to be used to define or limit benefits or provisions of the Plan. Words or phrases used in this Plan that are capitalized or set forth in bold type, but not defined in the Plan are contained in that form as section headings or for ease of review and are intended to have the general meanings associated with such words or phrases determined based on the content in which they are used.

Masculine pronouns used in this Plan Document shall include masculine or feminine gender unless the context indicates otherwise.

Wherever any words are used herein in the singular or plural, they shall be construed as though they were in the plural or singular, as the case may be, in all cases where they would so apply.

Accidental Injury: See definition of "Injury."

Actively at Work: As applied to an Employee: An Employee will be considered "Actively at Work" on any day the Employee performs in the customary manner all of the regular duties of employment; an Employee will be deemed "Actively at Work" on each day of a regular paid vacation or on a regular non-working day on which the covered Employee is not totally disabled, provided the covered Employee was "Actively at Work" on the last preceding regular work day. An Employee shall be deemed Actively at Work if the Employee is absent from work due to a health factor.

Adverse Benefit Determination: Any denial, reduction or termination of, or a failure to provide or make a payment (in whole or in part) for a benefit.

Allowable Expense: The term "Allowable Expense" means any necessary item of expense, for which the charge is Usual and Customary, or is based on the contracted fee schedule of an alternate care delivery system.

Ambulatory Surgical Center: The term "Ambulatory Surgical Center" means an institution or facility, either free-standing or as a part of a Hospital with permanent facilities, equipped and operated for the primary purpose of performing surgical procedures and to which a patient is admitted to and discharged from within a twenty-four (24) hour period. An office maintained by a Physician for the practice of medicine or dentistry, or for the primary purpose of performing terminations of Pregnancy, shall not be considered to be an Ambulatory Surgical Center.

Ancillary Services: Incidental services that assist a medical procedure, but are not essential to the accomplishment of the medical procedure (i.e., laboratory testing).

Annual Out-of-Pocket Maximum: The Maximum dollar amount a Covered Person will pay for Covered Medical Expenses, excluding the Calendar Year Deductible, other Deductibles, Copayments and any Covered Charges already paid at 100% in any one Calendar Year period, unless otherwise specified in the Schedule of Benefits.

Authorized Representative of Claimant: Person authorized to act on behalf of Claimant for a benefit claim or appeal of an Adverse Benefit Determination.

Benefit Percentage: The term "Benefit Percentage" means that portion of Covered Expenses to be paid by the Plan in accordance with the coverage provisions as shown on the Schedule of Benefits. It is the basis used to determine any out-of-pocket expenses in excess of the Calendar Year Deductible which are to be paid by the Employee.

Benefit Period: The term "Benefit Period" refers to the time period shown on the Schedule of Benefits. Such Benefit Period will terminate on the earliest of the following dates:

1. The last day of the period so established; or
2. The day the Maximum Lifetime Benefit applicable to the Covered Person becomes payable; or
3. The day the Covered Person ceases to be covered for Major Medical Expense Benefits.

Birthing Center: A facility, staffed by Physicians, which is licensed as a Birthing Center in the jurisdiction where it is located.

Calendar Year: The term "Calendar Year" means a period of time commencing on January 1 and ending on December 31 of the same given year.

Chemical Dependency: The term "Chemical Dependency" means the abuse of or psychological or physical dependency on or addiction to alcohol or a controlled substance. A "controlled substance" means a toxic inhalant or a substance designated as a controlled substance in Chapter 481 of the Texas Health and Safety Code or equivalent state code where applicable.

Chemical Dependency Treatment Center: This term means a facility which provides a program for the treatment of Chemical Dependency pursuant to a written treatment plan approved and monitored by a Physician and which facility is also:

	1.			Accredited as such a facility by the Joint Commission on Accreditation of Health Care Organizations sponsored by the A.M.A. and A.H.A.;

	2.			Affiliated with a Hospital under contractual agreement with an established system for patient referral;

	3.			Licensed as a Chemical Dependency treatment program by the applicable state Commission on Alcohol and Drug Abuse; and

	4.			Licensed, certified or approved as a Chemical Dependency treatment program or center by any other state agency having legal authority to so license, certify or approve.

Chiropractic Services: The detection and correction, by manual or mechanical means, of the interference with nerve transmissions and expressions resulting from distortion, misalignment or dislocation of the spinal (vertebrae) column.

Claim Determination Period: The term "Claim Determination Period" means a Calendar Year, a Plan Year or that portion of a Calendar or Plan Year during which the Covered Person, for whom claim is made, has been covered under this Plan.

Claim for Benefits: A request for a Plan benefit or benefits made by a Claimant in accordance with the Plan's reasonable procedure for filing benefit claims.

Claimant: Individual for whom a claim is filed.

Claims Administrator: The third party or parties with whom the Plan Administrator has contracted to process the claims for the benefits under this Plan.

Close Relative: The term "Close Relative" includes the spouse, mother, father, sister, brother, child, or in-laws of the Covered Person.

COBRA: The coverage available and provided, if elected, under the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) and its amendments.

COBRA Election Period: The sixty (60) day period during which a COBRA Qualified Beneficiary, who would lose coverage as a result of a Qualifying Event, may elect continuation coverage under COBRA. This sixty (60) day period begins no later than:

1. The date of termination of coverage as a result of a Qualifying Event; or
2. The date of the notice of the right to elect continuation coverage under this Plan.

COBRA Qualified Beneficiary: A COBRA Qualified Beneficiary means any former Employee or Dependent covered under this Plan on the day before the Qualifying Event, who is eligible for continuing coverage under the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) and its amendments. A COBRA Qualified Beneficiary has independent election rights.

Coinsurance: The term "Coinsurance" means the portion of Covered Expenses that is shared by the Plan and the Covered Person in a specific ratio (i.e., 80%/20%) after the Calendar Year Deductible has been satisfied. The amount of Coinsurance paid by or on behalf of the Covered Person is applied toward the Covered Person's or Family's Annual Out-of-Pocket Maximum.

College: See definition of University.

Company: National Western Life Insurance Company (Plan Sponsor).

Complications of Pregnancy: This term means a disease, disorder or condition which is diagnosed as distinct from normal Pregnancy but adversely affected by or caused by Pregnancy. This includes, but not limited to:

	1.			Inter-abdominal surgery, including cesarean section;
	2.			Premicious vomiting (hyperemesis gravidarum);
	3.			Toxemia with convulsions (eclampsia);
	4.			Extra-uterine Pregnancy (ectopic);
	5.			Postpartum hemorrhage;
	6.			Rupture or prolapse of the uterus;
	7.			Spontaneous termination of Pregnancy during a period of gestation in which a viable birth is not possible; or
	8.			Similar medical and surgical conditions of comparable severity.

Complications of Pregnancy will not include:

	1.			Elective abortion;
	2.			False labor;
	3.			Occasional spotting;
	4.			Physician prescribed rest;
	5.			Morning Illness; or
	6.			Similar conditions associated with the management of a difficult Pregnancy.

Concurrent Review: Concurrent Review means the Utilization Review Company will monitor the Covered Person's Hospital stay and periodically evaluate the need for continued hospitalization.

Congenital Anomaly: Birth defect.

Convalescent Nursing Facility: The term "Convalescent Nursing Facility" means an institution or distinct part thereof, operated pursuant to law and one which meets all of the following conditions:

1.

It is licensed to provide, and is engaged in providing on an Inpatient basis, for persons convalescing from Injury or Illness, professional nursing services rendered by a Registered Nurse (R.N.) or by a Licensed Practical Nurse (L.P.N.) under the direction of a Registered Nurse and physical restoration services to assist patients to reach a degree of body functioning to permit self-care in essential daily living activities;

	2.			Its services are provided for compensation from its patients and under the full-time supervision of a Physician or Registered Nurse;

	3.			It provides twenty-four (24) hour-per-day nursing services by licensed nurses, under the direction of a full-time Registered Nurse;

	4.			It maintains a complete medical record on each patient;

	5.			It is not, other than incidentally, a place for rest, the aged, drug addicts, Chemical Dependency, mentally retarded individuals, custodial or educational care, or care of mental disorders; and

	6.			It is approved and licensed by Medicare.

This term shall also apply to expenses incurred in an institution referring to itself as a Skilled Nursing Facility, Extended Care Facility, Convalescent Nursing Home, or any such other similar nomenclature.

Convalescent Period: The term "Convalescent Period" means a period of time commencing with the date of confinement by a Covered Person to a Convalescent Nursing Facility. Such confinement must meet all of the following conditions:

	1.			Such confinement must commence within fourteen (14) days of being discharged from a Hospital;
	2.			Said Hospital confinement must have been for a period of not less than three (3) consecutive days; and
	3.			Both the Hospital and convalescent confinements must have been for the care and treatment of the same Illness or Injury.

A Convalescent Period will terminate when the Covered Person has been free of confinement in any and all institutions providing Hospital or nursing care for a period of one-hundred-twenty (120) consecutive days. A new Convalescent Period shall not commence until a previous Convalescent Period has terminated.

Copayment or Copay: The portion of Covered Expenses which is payable by the Covered Person and which is not applicable to the Calendar Year Deductible or the Annual Out-of-Pocket Maximum.

Corrective Shoes: Shoes with a prescription correction which is a permanent and integral part of the shoe.

Cosmetic Procedure:  The term "Cosmetic Procedure" means a procedure performed solely for the improvement of a Covered Person's appearance rather than for the improvement or restoration of bodily function.

Covered Employee: An Employee meeting the eligibility requirements for coverage as specified in this Plan and who is properly enrolled in the Plan.

Covered Person:  An Employee, a Dependent, Board of Director, General Counsel, Agent, a COBRA Qualified Beneficiary or a COBRA Qualified Beneficiary's Dependent meeting the eligibility requirements for coverage as specified in this Plan, and who is properly enrolled in the Plan.

Creditable Coverage:  Includes most health coverage, such as coverage under a group health plan (including COBRA continuation coverage), HMO membership, an individual health insurance policy, Medicaid or Medicare. Creditable Coverage does not include coverage consisting solely of dental or vision benefits. A Certificate of Coverage (COC) is proof of Creditable Coverage.

Custodial Care:  The term "Custodial Care" means that type of care or service, wherever furnished and by whatever name called, which is designed primarily to assist a Covered Person, whether or not totally disabled, in the activities of daily living. Such activities include, but are not limited to: bathing, dressing, feeding, preparation of special diets, assistance in walking or in getting in and out of bed, and supervision over medication which can normally be self-administered.

Date of Hire: The Employee's first day of full-time employment with the Employer.

Deductible:  The term "Deductible" means a specified dollar amount of Covered Expenses which must be incurred during a Calendar Year before any other Covered Expenses can be considered for payment according to the applicable Benefit Percentage. "Deductible" also means that dollar amount of the expense of a particular procedure or Covered Expense for which it is indicated in the Schedule of Benefits that a special Deductible will apply. The Plan Administrator reserves the right to allocate and apportion the Deductible and benefits to any Covered Persons and assignees.

Dependent: The term "Dependent" means:

A.

The Covered Employee's legal spouse who is a resident of the same country in which the Covered Employee resides. Such spouse must have met all requirements of a valid marriage contract in accordance with the laws of the state of such parties. A Common law marriage recognized by the state in which the Covered Employee resides is considered a valid marriage for this Plan. NOTE: Proof of legal status may be required. A Common law marriage requires a notarized "Declaration and Registration of an Informal Marriage."

	B.			The Covered Employee's child who meets all of the following conditions:

	1.			Is a resident of the same country in which the Covered Employee resides;
	2.			Is unmarried;
	3.	Is either a	a.	natural child; or
			b.	step-child; or
			c	child who has been placed under the legal guardianship of the Covered
Employee; or
			d.	child under the age of eighteen (18) who has been legally adopted or placed for adoption with the Covered Employee.

4.

Is in the custody of, residing with and financially dependent upon the Covered Employee. This condition is waived if the child is a natural child or a legally adopted child or if the Covered Employee is required to provide coverage due to a Qualified Medical Child Support Order (QMCSO) or divorce decree for a child not in his/her custody or not wholly dependent upon him;

5.

Is carried as an exemption on the Covered Employee's federal income tax return. This condition is waived if the child is a natural child or a legally adopted child or if the Covered Employee is required to provide coverage due to a Qualified Medical Child Support Order (QMCSO) or divorce decree for a child not carried as an exemption on the Covered Employee's federal income tax return; and

6.

Is less than nineteen (19) years of age. This requirement is waived if the child is at least nineteen (19) years of age but less than twenty-five (25) years of age, unmarried and is dependent upon the Covered Employee for support, and is a regular Full-time Student at a qualified educational institution. See definition of Full-time Student.

NOTE: Proof of Dependent Eligibility may be required

The Age requirement above is also waived for any unmarried mentally retarded or physically handicapped child, provided that the child is incapable of self-sustaining employment and is chiefly dependent upon the Participant for support and maintenance. Proof of incapacity must be furnished to the Claims Administrator at the time of enrollment or within thirty (30) days of the date such Dependent's coverage would have otherwise terminated due to the age requirement. In addition, the Claims Administrator reserves the right to request proof of continued incapacity at any time.

Donor: One who furnishes blood, tissue, or an organ to be used in another person.

Durable Medical Equipment: The term "Durable Medical Equipment" means equipment which is:
1. Able to withstand repeated use;
2. Primarily and customarily used to serve a medical purpose; and
3. Not generally useful to a person in the absence of Illness or Injury.

Elective Surgical Procedure/Elective Surgery:  A non emergency surgical procedure which is scheduled at the Covered Person's convenience without endangering the Covered Person's life or without causing serious impairment to the Covered Person's bodily functions.

Employee:  Any person who is an active regular full-time Employee, regularly scheduled to work for the Employer in an employee-employer relationship. Directors, General Counsel, and agents who meet eligibility requirements under the plan shall be considered as "full-time" employees for the purpose of the Plan. Independent contractors and any other such person (s) not considered an employee by the Employer shall not be deemed an employee for the purpose of the Plan. Such a person must be scheduled to work at least thirty-five (35) hours per week for the Employer in order to be defined as "full-time". "Full-time" shall be, for the purposes of the Plan, the same definition that the Employer uses in its Company practice and procedures. Employee shall also include Presidents and Chairmen of the Board and former Presidents and Chairmen of the Board who have served for a period of seven (7) or more years since 1980 for services which may be requested hereafter, and, at the time of their deaths, their surviving dependents.

Employer: The Company and any affiliates adopting the Plan with the consent of the Company by approval of the affiliate entity's governing body.

Enrollment Date:  The Enrollment Date in the Plan for an eligible Employee who enrolls in the Plan during his/her initial eligibility period is the Employee's Date of Hire. The Enrollment Date for a Special Enrollee or a Late Enrollee is the first day of coverage in the Plan. The term "Enrollment Date" is used to determine the Pre-existing Condition Exclusion and look-back periods and does not define Date of Eligibility for the Plan.

ERISA:  The term "ERISA" refers to the Employee Retirement Income Security Act of 1974 as amended from time to time. "ERISA" also refers to a provision or section thereof to which a specific reference is made herein.

Experimental/Investigational: The term "Experimental/Investigational" means any treatments, procedures, drugs, medicines or related expenses for which one or more of the following is true:

1.

The device, drug, medicine or biological product cannot be lawfully marketed without approval of the U.S. Food and Drug Administration (FDA) and full approval has not been given at the time the device, drug, medicine or biological product is furnished;

2.

Reliable evidence shows that the treatment, procedure, device, drug or medicine is the subject of ongoing Phase I, II or III clinical trial or under scientific study to determine its maximum tolerated doses, toxicity, safety, efficacy or its efficacy as compared with the standard means of treatment or diagnosis;

	3.			The Covered Person is required to sign a consent form which indicates the proposed treatment or procedure is part of a scientific study or medical research to determine its effectiveness or safety; or

4.

Reliable evidence shows that the opinion among experts regarding the treatment, procedure, device, drug or medicine is that further studies or clinical trials are necessary to determine its maximum tolerated dose, toxicity, safety, efficacy or its efficacy as compared with the standard means of treatment or diagnosis.

Reliable evidence means published reports and articles in authoritative and scientific literature; written protocol(s) used by treating facility or the protocol(s) of another facility studying substantially the same treatment, procedure, device, drug or medicine; or the written informed consent used by the treating facility or another facility studying substantially the same treatment, procedure, device, drug or medicine.

Medical treatment which is not considered standard treatment (i.e., not of proven benefit for a particular diagnosis) by the majority of the medical community or by Medicare/Medicaid or any other government financed programs or the National Cancer Institute regarding malignancies, will be considered Experimental/Investigational.

Family: The term "Family" means a Covered Employee and his/her eligible Dependents.

Family and Medical Leave: The term refers to a leave of absence pursuant to the provisions of the Family and Medical Leave Act (FMLA) of 1993.

Fiduciary: The term "Fiduciary" means the Plan Administrator, but only with respect to the specific responsibilities relating to the administration of the Plan.

Free-standing Facility: An independent facility which provides medical services on an Outpatient basis, usually not affiliated with a Hospital, i.e., Ambulatory Surgical Center, imaging center.

Full-Time Employment:  The term "Full-Time Employment" means a basis whereby an Employee is employed by the Employer for the minimum number of hours shown in the Employee Eligibility section of this Plan Document. Such work may occur either at the usual place of business of the Employer or at a location to which the business of the Employer requires the Employee to travel, and for which he/she receives regular earnings from the Employer.

Full-Time Student:  The term "Full-Time Student" means a Participant's Dependent child who is enrolled in and regularly attending an accredited college, or university for a minimum of twelve (12) semester hours. A person ceases to be a Full-time Student on the last day of the month in which the person graduates or otherwise ceases to be enrolled and in attendance at the institution on a full-time basis. However, a person continues to be a Full-time Student during periods of vacation established by the institution, but only if these vacation periods immediately follow periods of full-time enrollment at the institution. Full-time graduate school is determined by the institution attended by the student. Evidence of the child's status as a Full-time Student satisfactory to the Claims Administrator must be furnished by the Covered Person in the event of a claim. In no event will a person be a Full-time Student after the attainment of age twenty-five (25).

Genetic Information:  Information about genes, gene products and inherited characteristics that may derive from an individual or a family member. This includes information derived from laboratory tests that identify mutations in specific genes or chromosomes, physical medical examinations, family histories and direct analyses of genes or chromosomes.

Health Insurance Portability and Accountability Act of 1996 (HIPAA):  With regard to health care plans, it should be noted that this Act implemented the portability of health insurance, amended ERISA disclosure requirements, set standards for Pre-existing Condition exclusion periods and changed health status eligibility provisions for employee health plans.

HIPAA Privacy Standards: The Privacy Standards of the Health Insurance Portability and Accountability Act of 1996, as they may be amended from time to time.

Home Health Care Agency:  The term "Home Health Care Agency" means a public or private agency or organization that specializes in providing medical care and treatment in the patient's home. Such a provider must meet all of the following conditions:

	1.			It is primarily engaged in and duly licensed, if such licensing is required, by the appropriate licensing authority to provide skilled nursing services and other therapeutic services;

2.

It has policies established by a professional group associated with the agency or organization. This professional group must include at least one Physician and at least one Registered Nurse (R.N.) to govern the services provided and it must provide for full-time supervision of such services by a Physician or Registered Nurse;

	3.			It maintains a complete medical record on each individual; and

	4.			It has a full-time administrator.

Home Health Care Plan:  The term "Home Health Care Plan" means a program for care and treatment of the Covered Person, established and approved by the Covered Person's attending Physician, which is in lieu of confinement as Inpatient in a Hospital or other Inpatient facility in the absence of the services and supplies provided for under the Home Health Care Plan.

Home Infusion Therapy:  This term means the administration of fluids, nutrition or medication (including all additives and chemotherapy) by intravenous or gastrointestinal (enteral) infusion or by intravenous injection in the home setting. Home Infusion Therapy shall include:

1.   Drugs and IV solutions;
2.   Pharmacy compounding and dispensing services;
3.   All equipment and ancillary supplies necessitated by the defined therapy;
4.   Delivery services;
5.   Patient and family education; and
6.   Nursing services.

Over-the-counter products which do not require a Physician's or Professional Other Provider's prescription, including but not limited to standard nutritional formulations used for enteral nutrition therapy, are not included within this definition.

Home Infusion Therapy Provider: This term means an entity that is duly licensed by the appropriate state agency to provide Home Infusion Therapy.

Hospice:  The term "Hospice" means a health care program providing a coordinated set of services rendered at home, in Outpatient settings, or in institutional settings for Covered Persons suffering from a condition that has a terminal prognosis. A Hospice must have an interdisciplinary group of personnel which includes at least one Physician and one Registered Nurse, and it must maintain central clinical records on all patients. A Hospice must meet the standards of the National Hospice Organization (NHO) and applicable state licensing requirements.

Hospice Benefit Period:  The term "Hospice Benefit Period" means a specified amount of time during which the Covered Person undergoes Hospice care. Such time period begins on the date the attending Physician of a Covered Person certifies a diagnosis of terminally ill, and the Covered Person is accepted into a Hospice program. The period shall end the earlier of six (6) months from this date or at the death of the Covered Person. A new benefit period may begin if the attending Physician certifies that the Covered Person is still terminally ill; however, additional proof may be required by the Claim Administrator before such a new benefit period can begin.

Hospital:  The term "Hospital" means an accredited institution which is approved as a Hospital by the Joint Commission on the Accreditation of Health Care Organizations or the American Osteopathic Association, and which meets all of the following criteria:

1.

It is primarily engaged in providing, for compensation from its patients and on an Inpatient basis, diagnostic and therapeutic facilities for the surgical and medical diagnosis, treatment, and care of injured and sick persons by or under the supervision of a staff of Physicians. If primarily a facility for the treatment of Mental and/or Nervous Conditions, drug addiction and/or Chemical Dependency, such facility must have a bona fide arrangement by contract or otherwise with a Hospital to perform such surgical procedures as may be required;

	2.			It continuously provides twenty-four (24) hours per day nursing service by registered professional nurses under the supervision of Physicians; and

	3.			It is not, other than incidentally, a place for rest, the aged, or a nursing home, a hotel or the like.

Hospital Miscellaneous Expenses:  The term "Hospital Miscellaneous Expenses" means the actual charges made by a Hospital in its own behalf for services and supplies rendered to the Covered Person, which are Medically Necessary for the treatment of such Covered Person. Hospital Miscellaneous Expenses do not include charges for room and board or for professional services (including intensive nursing care by whatever name called), regardless of whether the services are rendered under the direction of the Hospital or otherwise.

Illness: The term "Illness" means a bodily disorder, disease, physical sickness, mental infirmity, or functional nervous disorder of a Covered Person.

Immunization: The protection of individuals or groups from specific diseases by vaccination or the injection of immune globulins.

Incurred Expenses:  The term "Incurred Expenses" means those services and supplies rendered to a Covered Person. Such expenses shall be considered to have been incurred at the time or date the service or supply is actually provided.

Injury: The term "Injury" means a condition caused by accidental means which results in damage to the Covered Person's body from an external force.

Inpatient:  The term "Inpatient" refers to a patient admitted as a bed patient to a Hospital, Hospice or convalescent facility for treatment or observation; charges must be incurred for room and board or observation for a period of at least twenty-four (24) hours.

Late Enrollee:  An Employee or Dependent who gave up his/her initial opportunity to enroll in the Plan and who enrolls in the Plan more than thirty (30) days after the date of his/her eligibility and who was not eligible for a Special Enrollment Period or who failed to enroll by the end of a Special Enrollment Period.

Licensed Practical Nurse:  The term "Licensed Practical Nurse" means an individual who has received specialized nursing training and practical nursing experience, and is duly licensed to perform such nursing services by the state or regulatory agency responsible for such licensing in the state in which that individual performs such services.

Material Reduction:  Material Reduction in covered services or benefits is any modification to the Plan or change in the information required to be included in the Summary Plan Description (SPD) that, independently or in conjunction with other contemporaneous modification or changes, would be considered by the average Plan Participant to be an important reduction in covered services or benefits

Maximum Amounts:  Any Lifetime Maximum amounts or Calendar Year Maximum amounts or any Maximum amounts otherwise specified are applicable to the total expenses paid during all Plan Years whether or not the Covered Person has been continuously covered under this Plan.

Medical Care Benefits: Amounts paid for the diagnosis, cure, mitigation, treatment or prevention of disease or amounts paid for the purpose of affecting any structure or function of the body.

Medical Emergency:  An Illness or Injury of such a nature that failure to get immediate medical care could put a person's life in danger or cause serious harm to bodily functions. Some examples of a Medical Emergency are: apparent heart attack, severe bleeding, sudden loss of consciousness, severe or multiple injuries, convulsions, apparent poisoning or severe pain from the sudden onset of an Illness. Some examples of conditions that are not generally considered a Medical Emergency are: colds, influenza, ear infections, nausea or headaches.

Medical Review Specialist:  The term "Medical Review Specialist" means an organization under contract to the Plan Administrator to provide the services required under the Cost Containment Features of Hospital Admission Notification/Continued Stay Review/Case Management. The Plan Administrator will furnish the name, address, and phone number of the Medical Review Specialist.

Medically Necessary/Medical Necessity:  A "Medically Necessary" treatment, device, supply, medication or test is one which is generally accepted and used by the medical community and is appropriate for the condition being diagnosed or treated. Information which may be used to determine Medical Necessity may include independent Physician review, medical literature, results of clinical trials, nationally accepted Utilization Review criteria and conclusions reached by professional, medical or regulatory organizations. Not Medically Necessary is a treatment, device, supply, medication or test which does not contribute to the diagnosis of or therapeutic improvement for the condition in question, although well-being may be generally enhanced by it. The item can be outmoded or unproved as having diagnostic capability or effect on the condition in question. An independent Physician designated by the Utilization Review Company will review potential cases deemed not Medically Necessary.

Medicare Benefits: All benefits under Parts A and/or B of Title XVIII of the Social Security Act of 1965, as amended, from time to time.

Mental Health Parity Act of 1996: Signed into law September 26, 1996 effective for plan years beginning on or after January 1, 1998.

Mental and Nervous Disorders:  "Mental or Nervous Disorder" shall mean any disease or condition, regardless of whether the cause is organic, that is classified as a Mental Disorder in the current edition of International Classification of Diseases, published by the U.S. Department of Health and Human Services; or is listed in the current edition of Diagnostic and Statistical Manual of Mental Disorders, published by the American Psychiatric Association.

Midwife:  The term "Midwife" means a licensed Registered Nurse (R.N.) who is certified as a Nurse Midwife (C.N.M.) by the American College of Nurse-Midwives and who is authorized to practice as a Nurse Midwife under state regulations.

Minor Emergency Medical Clinic:  The term "Minor Emergency Medical Clinic" means a Free-standing Facility which is engaged primarily in providing minor emergency and episodic medical care to a Covered Person. A board-certified Physician, a Registered Nurse, and a registered x-ray technician must be in attendance at all times that the clinic is open. The clinic's facilities must include x-ray and laboratory equipment and a life support system. For the purposes of this Plan, a clinic meeting these requirements will be considered to be a Minor Emergency Medical Clinic, by whatever actual name it may be called; however, a clinic located on the premises of or in conjunction with, or in any way made a part of a regular Hospital shall be excluded from the terms of this definition.

Morbid Obesity:  A diagnosed condition in which the body weight of an individual is the greater of 100 pounds or 100% over the medically recommended weight for a person of the same height, age and mobility and by a BMI (body mass index) greater than 40 (in accordance with the Utilization Review Company's criteria for morbid or severe obesity). The Plan does not cover treatment of Morbid Obesity.

Newborns' and Mothers' Health Protection Act of 1996 (NMHPA):  This amended ERISA by adding a new section restricting the extent to which group health plans may limit Hospital lengths of stays for mothers and newborn children following delivery. NMHPA regulations apply as of the first day of the first Plan Year beginning on or after January 1, 1998.

No-Fault Insurance:  Automobile insurance that pays for medical expenses for Injuries sustained during the operation of an automobile, regardless of who may have been responsible for causing the accident.

Nurse:  The term "Nurse" means an individual who has received specialized nursing training and is authorized to use the designation Registered Nurse (R.N.), Licensed Vocational Nurse (L.V.N.) or Licensed Practical Nurse (L.P.N.), and who is duly licensed by the state or regulatory agency responsible for such license in the state in which the individual performs the nursing services.

OBRA: The coverage provided under the provisions of the Omnibus Budget Reconciliation Act of 1993 (OBRA 1993) effective August 10, 1993.

Occupational Therapy:  Treatment which is rendered for reasons other than restoration of bodily functions and the prevention of disability. Such treatment is usually rendered by the use of work-related skills and leisure tasks for the evaluation of an individual's behavior and/or abilities of self-care, work or play.

Oral Surgery: The term "Oral Surgery" means maxillofacial surgical procedures limited to:

	1.			Excision of non-dental related neoplasms, including benign tumors and cysts and all malignant and pre-malignant lesions and growths;
	2.			Incision and drainage of facial abscess;
	3.			Surgical procedures involving salivary glands and ducts and non-dental related procedures of the accessory sinuses; and
4.

Surgical and diagnostic treatment of conditions affecting the temporomandibular joint (including the jaw and the craniomandibular joint) as a result of an accident, a trauma, a congenital defect, a developmental defect or a pathology.

Orthopedic Shoes: Special shoes designed for support of the feet or the prevention or correction of deformities of the feet.

Orthotic: The term "Orthotic" means an external device intended to correct a defect in form or function of the human body.

Out-of-Area Benefit:  "Out-of-Area Benefit" applies if a Covered Person receives services from a Non-PPO Provider because the Covered Person is living or traveling outside of the geographical zip code area serviced by the Preferred Provider Organization (PPO).

Outpatient:  The term "Outpatient" refers to a patient who receives medical services at a Hospital, but is not admitted as a registered overnight bed patient; this must be for a period of less than twenty-four (24) hours. This term can also be applicable to services rendered in a free-standing independent facility such as an Ambulatory Surgical Center.

Outpatient Chemical Dependency/Drug Treatment Facility:  The term "Outpatient Chemical Dependency/Drug Treatment Facility" means an institution which provides a program for a diagnosis, evaluation and effective treatment of Chemical Dependency, and/or drug use or abuse; provides detoxification services needed with its effective treatment program; provides infirmary level medical services or arranges at a Hospital in the area for any other medical services that may be required; is at all times supervised by a staff of Physicians; provides at all times skilled nursing care by licensed nurses who are directed by a full-time Registered Nurse (R.N.); prepares and maintains a written plan of treatment for each patient based on medical, psychological and social needs, which is supervised by a Physician, and meets applicable state and federal, if any, licensing standards.

Outpatient Psychiatric Facility:  The term "Outpatient Psychiatric Facility" means an administratively distinct governmental, public, private or independent unit or part of such unit that provides for a psychiatrist who has regularly scheduled hours in the facility, and who assumes the overall responsibility for coordinating the care of all patients.

Part-time Employee: Any Employee who is not regularly scheduled to work for the Employer for at least the minimum number of hours shown in the Eligibility Section of this Plan Document.

Physician:  The term "Physician" means a person acting within the scope of his/her license and holding the degree of Doctor of Medicine (M.D.) or Doctor of Osteopathy (D.O.) and who is legally entitled to practice medicine in all its branches under the laws of the state or jurisdiction where the services are rendered.

Physically or Mentally Handicapped:  The inability of a person to be self-sufficient as the result of a condition such as mental retardation, cerebral palsy, epilepsy or another neurological disorder and diagnosed by a Physician as a permanent and continuing condition.

Placement for Adoption:  A child under the age of eighteen (18) placed with the Covered Employee for adoption, whether or not the adoption has become final, will be considered eligible and will be covered from the date of such adoption or Placement for Adoption. "Placement" means the assumption and retention by the Covered Employee of a legal obligation for total or partial support of such child in anticipation of adoption of such child.

Plan: The term "Plan" means, without qualification, this Plan Document/Summary Plan Description, including any Amendments thereto.

Plan Administrator:  The term "Plan Administrator" means the Employer, who is responsible for the day-to-day functions and arrangements of the Plan. The Plan Administrator may employ persons or firms to process claims and perform other Plan connected services.

Plan Amendment: The term "Plan Amendment" means a formal document that changes the provisions of the Plan Document, duly signed by the authorized person or persons as designated by the Plan Sponsor.

Plan Participant: An eligible Employee, eligible Dependent, Board of Director, Agent, eligible COBRA Qualified Beneficiary or a COBRA Qualified Beneficiary's Dependent properly enrolled in the Plan.

Plan Sponsor: The term "Plan Sponsor" means National Western Life Insurance Company.

Plan Year: The Plan Year is January 1 through December 31 of the same Calendar Year. The Plan Year is the year on which Plan records are kept.

Post-Service Claim: Any claim for which payment is requested for medical care already rendered to the Claimant.

Practitioner: A Physician or person acting within the scope of applicable state licensure/certification requirements includes the following:

1. Advance Practice Nurse (A.P.N.)
2. Audiologist
3. Certified Nurse Midwife (C.N.M.)
4. Certified Operating Room Technician (C.O.R.T.)
5. Certified Registered Nurse Anesthetist (C.R.N.A.)
6. Certified Surgical Technician (C.S.T.)
7. Doctor of Chiropractic (D.C.)
8. Doctor of Dental Medicine (D.M.D.)
9. Doctor of Dental Surgery (D.D.S.)
10. Doctor of Medicine (M.D.)
11. Doctor of Optometry (O.D.)
12. Doctor of Osteopathy (D.O.)
13. Doctor of Podiatry Medical (D.P.M.)
14. Licensed Clinical Social Worker (L.C.S.W.)
15. Licensed Occupational Therapist
16. Licensed or Registered Physical Therapist
17. Licensed Professional Counselor (L.P.C.)
18. Licensed Surgical Assistant (L.S.A.)
19. Master of Social Work (M.S.W.)
20. Physician Assistant (P.A.)
21. Psychologist (Ph.D., Ed.D., Psy.D.)
22. Registered Nurse First Assistant (R.N.F.A.)
23. Registered Nurse Practitioner (R.N.-FNP)
24. Speech Language Pathologist

Pre-existing Condition:  Any physical or mental Illness or Injury for which the Covered Person received medical care, advice, diagnosis or treatment, or for which a Physician was consulted or for which medical expenses were incurred or for which a Covered Person has taken prescribed drugs or medicines during the six (6) months immediately prior to the Covered Person's Enrollment Date in the Plan.

Preferred Provider Organization (PPO):  A Preferred Provider Organization (PPO) is an alternate health care delivery system with which Plan Administrators may contract to provide comprehensive medical care for Employees. A PPO is a network of individual Physicians, Hospitals and other providers who accept pre-negotiated, discounted fees for services rendered. Employee participation is encouraged by plan design for improved benefits when network providers are used. Employees have flexibility under PPO arrangements in which there is a choice of network or non-network providers.

Pregnancy:  The term "Pregnancy" means the physical state which results in childbirth, life-threatening abortion, or miscarriage, and any medical complications arising out of, or resulting from, such state.

Private Duty Nursing: Continuous skilled care or intermittent care by a Registered Nurse or Licensed Practical Nurse while patient is not confined in a Hospital.

Protected Health Information (PHI):  "Protected Health Information (PHI)" is individually identifiable health information that is created or received by a Covered Entity and relates to: (a) a person's past, present or future physical or mental health; (b) provision of health care to that person; or (c) past, present or future payment for that person's health care.

Psychiatric Treatment Facility: A mental health facility which:

	1.			Provides treatment for individuals who suffer from acute Mental and Nervous Disorders;

	2.			Uses a structured psychiatric program with individual treatment plans that have specified goals and appropriate objectives for the patient and treatment modality of the program; and

	3.			Is clinically supervised by a Physician of medicine who is certified in psychiatry by the American Board of Psychiatry and Neurology.

Qualified Medical Child Support Order (QMCSO):  As originally enacted in OBRA 1993, as amended, a medical child support order must satisfy the following requirements to be a Qualified Medical Child Support Order under ERISA Section 609 (a)(2):

	1.			The name and last known mailing address of the Covered Employee.

2.

The name and address of each alternate recipient. "Alternate recipient" means any child of a Covered Employee who is recognized under a medical child support order as having a right to enrollment under a group health plan with respect to such Covered Employee.

	3.			A reasonable description of the type of coverage to be provided by the group health plan or the manner in which coverage will be determined.

	4.			The period for which coverage must be provided.

	5.			Each plan to which the order applies.

Qualified Medical Child Support Orders include not only court orders, but also administrative processes established under State law.

Reconstructive Surgery: A procedure performed to restore the anatomy and/or functions of the body which are lost or impaired due to an Injury or Illness.

Registered Nurse:  The term "Registered Nurse" means an individual who has received specialized nursing training and is authorized to use the designation of "R.N.," and who is duly licensed by the state or regulatory agency responsible for such licensing in the state in which the individual performs such nursing services.

Rehabilitation Facility:  A legally operating institution or distinct part of an institution which has a transfer agreement with one or more Hospitals, and which is primarily engaged in providing comprehensive multi-disciplinary physical restorative services, post-acute Hospital and rehabilitative Inpatient care, and is duly licensed by the appropriate government agency to provide such services. It does not include institutions which provide only minimal care, custodial care, ambulatory, or part-time care services, or an institution which primarily provides treatment of Mental and Nervous Disorders, Chemical Dependency, or tuberculosis, except if such facility is licensed, certified or approved as a Rehabilitation Facility for the treatment of medical conditions or drug addiction or Chemical Dependency in the jurisdiction where it is located, or it is accredited as such a facility by the Joint Commission on the Accreditation of Health Care Organizations, or the Commission on the Accreditation of Rehabilitation Facilities.

Retrospective Review: This term means a determination by the Utilization Review Company that medical services performed either Inpatient or Outpatient met criteria for Medical Necessity.

Room and Board:  The term "Room and Board" refers to all charges, by whatever name called, which are made by a Hospital, Hospice, or Convalescent Nursing Facility, Rehabilitation Facility or other covered facilities as a condition of occupancy. Such charges do not include the professional services of Physicians nor intensive nursing care, by whatever name called.

Routine Newborn Care:  Inpatient charges for a well newborn child for nursery room and board, related expenses following birth, including newborn hearing tests and Physician's pediatric services including circumcision. This term does not apply to a newborn child's diagnosed Illness.

Semi-Private:  The term "Semi-Private" refers to a class of accommodations in a Hospital or Skilled Nursing Facility or other facility providing services on an Inpatient basis in which at least two patient beds are available per room.

Skilled Nursing Facility/ Extended Care Facility: An institution that:

	1.			Primarily provides skilled, as opposed to custodial, nursing service to patients; and
	2.			Is approved by the Joint Commission on the Accreditation of Health Care Organizations and/or Medicare.

Sleep Disorder: Medical/psychological condition that disrupts the patient's sleep on a chronic basis.

Special Enrollee: An eligible Employee and his/her eligible Dependents who have Special Enrollment rights and who enroll in the Plan during a Special Enrollment Period.

Special Enrollment Period:  The Period of thirty (30) days in which an Employee or Dependent who previously declined enrollment in the Plan by signing a Waiver of Coverage, can enroll in the Plan. The Special Enrollment Period for both Employees and Dependents can be activated by:

	1.			Loss of other coverage (other than for cause or non-payment of premium); or
	2.			A new Dependent acquired by an Employee through marriage, birth, adoption or placement for adoption.

Speech Therapy:  A program which evaluates the patient's motor-speech skills, expressive and receptive language skills, writing and reading skills, and determines if the patient requires an extensive hearing evaluation by an audiologist. The therapist also evaluates the patient's cognitive functioning, as well as his/her social interaction skills such as the ability to maintain eye contact and initiate conversation. Therapy may also involve developing the patient's speech, listening and conversational skills and higher-level cognitive skills such as understanding abstract thought, making decisions, sequencing, etc. Therapy must be considered medically appropriate even for patients who do not have apparent speech problems, but who do have deficits in higher-level language functioning as a result of trauma or identifiable organic disease process.

Substance Abuse: Use of or addiction to alcohol, drugs or controlled substances resulting in Chemical Dependency, which is psychological and/or physical dependence on same.

Surgery:  A branch of medicine concerned with the correction of physical defects, the repair of Injuries, and the treatment of disease. Surgical Procedures will include all CPT (Current Procedural Terminology) codes from 10000 to 69999.

Surgical Procedure: The term "Surgical Procedure" means:

	1.			Incision, excision, debridement or cauterization of any organ or part of the body, or the suturing of a wound;
	2.			Manipulation reduction of a fracture or dislocation, or the manipulation of a joint, including application of a cast or traction;
	3.			Removal by endoscopic means of a stone or other foreign object from any part of the body, or the diagnostic examination by endoscopic means of any part of the body;
	4.			Induction of artificial pneumothorax and injection of sclerosing solutions;
	5.			Arthrodesis, paracentesis, arthrocentesis and all injections into the joints or bursa;
	6.			Obstetrical delivery and dilation and curettage; and
	7.			Biopsy.

TEFRA: The term "TEFRA" refers to the Tax Equity and Fiscal Responsibility Act of 1982, as amended from time to time.

Temporomandibular Joint Syndrome (TMJ):  Temporomandibular Joint Syndrome, also known as myofascial pain-dysfunction syndrome, is a disorder that affects the two joints at either side of the jaw (the temporomandibular joints).

Total Disability (Totally Disabled): The term "Total Disability" means a physical state of a Covered Person resulting from an Illness or Injury which wholly prevents:

	1.			In the case of an Employee, from engaging in any and every business or occupation and from performing any and all work for compensation or profit; or
	2.			In the case of a Dependent or a COBRA Qualified Beneficiary, from performing the normal activities of a person of that age and sex in good health.

Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA):  Federal law which applies to persons who have been absent from work because of "service in the uniformed services." "Uniformed services" consists of the United States Army, Navy, Marine Corps, Air Force or Coast Guard; Army Reserve, Naval Reserve, Marine Corps Reserve, Air Force Reserve or Coast Guard Reserve; Army National Guard or Air National Guard; Commissioned Corps of the Public Health Service; any other category of persons designated by the President in time of war or emergency. "Service" in the uniformed services means: active duty, active duty for training, initial active duty for training, inactive duty training, full-time National Guard duty and absence from work for an examination to determine a person's fitness for any of the designated types of duty.

University: The term "University" means an institution accredited in the current publication of Accredited Institutions of Higher Education.

Usual and Customary (U&C):

	1.			The Usual fee - the fee most frequently charged or accepted for covered medical care or supplies by a Physician or Hospital; and

2.

The Customary fee - the fee charged or accepted for covered medical care or supplies by those of similar professional standing in the same geographical area; "area" means a region large enough to determine a cross section of providers of medical care or supplies.

Utilization Review Company:  A company with which the Plan Administrator may contract to provide consistent and measurable standards in which to evaluate and control health care utilization by determining appropriateness of care, setting and Medical Necessity. The Utilization Review Company's role is to ensure the best use of health care services, eliminating unnecessary costs while maintaining consideration for the patient's best interests.

Waiting Period:  The period of time an Employee must satisfy while working for the Employer before becoming eligible for this Plan. An Employee shall be deemed Actively at Work if the Employee is absent from work due to a health factor.

Well-Baby or Well-Child Care:  These terms mean medical treatment, services or supplies rendered to a child solely for the purpose of health maintenance and not for the treatment of an Illness or Injury.